EXHIBIT 10.1 - OF LETTER AGREEMENT WITH EXHIBITS


June 30, 2000


Mr. Robert E. Cone, Chairman of the Board
Mr. Michael N. Marsh, President and Chief Executive Officer
Industrial Holdings, Inc.
7135 Ardmore
Houston, Texas 77054

      Re:   Purchase and Sale of OF Acquisition, L.P.

Dear Messrs. Cone and Marsh:

This letter agreement (this "Agreement") confirms the mutual agreements among OF Acquisition, L.P., a Texas limited partnership ("OF"), Philform Inc., a Michigan corporation ("Philform"), Industrial Holdings, Inc., a Texas corporation and the parent of Philform ("IHI"), SJMB, L.P., a Delaware limited partnership ("SJMB"), and St. James Management, L.L.C., a Texas limited liability company ("SJ Management"), in connection with the transactions more fully described herein.

      1.    SALE OF PARTNERSHIP INTERESTS.

      (a) SJMB will sell to IHI, and IHI will purchase from SJMB, all of SJMB's limited partnership interests in OF. SJ Management will sell to IHI, and IHI will purchase from SJ Management, all of the general partnership interests of OF. The transfer of these partnership interests shall be effected through the Assignments in respect thereof, each to be executed and dated as of the Closing Date (defined below) and substantially in the form of EXHIBITS A-1 AND A-2 attached hereto.

      (b) The purchase price for the general partnership interest in OF shall be $100 and will be paid to SJ Management on the Closing Date.

      (c) The purchase price for the limited partnership interest in OF shall be $835,424.82 in cash and two $3,450,000 11% subordinated convertible promissory notes (the "Notes") (collectively, the "Purchase Price"), which will be delivered on the Closing Date substantially in the form of EXHIBIT B-1 AND B-2 attached hereto. The $835,424.82 shall be paid by IHI to SJMB on the Closing Date by IHI's forgiveness of $835,424.82 of indebtedness owed by SJMB to IHI.

      2. SECURITY. The Notes shall be secured by a lien on certain assets of IHI and its subsidiaries. On the Closing Date, IHI shall and shall cause its subsidiaries, to enter into a subordinated security agreement, substantially in the form of EXHIBIT C attached hereto and any other security agreement, deed of trust or mortgage as SJMB may reasonably require to secure IHI's obligations under the Notes. The lien will be junior in priority and subordinated, subject to a standstill reasonably acceptable to SJMB, in favor of the IHI senior lender group consisting of Comerica Bank-Texas, National Bank of Canada and Hibernia Bank and will be junior in priority to other senior secured equipment lenders acceptable to SJMB.

      3. WARRANTS. As additional consideration for SJMB's and SJ Management's willingness to sell their interests in OF, upon execution of this Agreement, IHI shall deliver five year IHI warrants (the "Warrants") to SJMB to purchase up to 300,000 shares of common stock of IHI, subject to adjustment, substantially in the form attached hereto as EXHIBIT D. The purchase price for such Warrants shall be $100 and shall be paid upon execution of this Agreement.

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      4. REGISTRATION RIGHTS. On the Closing Date, IHI shall provide SJMB registration rights for the shares of IHI common stock underlying the Notes constituting part of the Purchase Price and for the shares of IHI common stock underlying the Warrants, all as provided for in the Registration Rights Agreement substantially in the form attached hereto as EXHIBIT E.

      5. CLOSING DATE. The closing of the transactions contemplated hereby shall take place on a date agreed to among the parties and within five days after the approval of the transactions set forth herein by the shareholders of IHI, but in any event no later than August 16, 2000 ("Closing Date").

      6. CONDITIONS TO CLOSING. (a) The obligations of SJMB and SJ Management to consummate the transactions contemplated hereby are subject to the following:
(i) there shall have been no material adverse change in the consolidated financial condition, results of operations, the business or prospects of IHI since the date hereof; (ii) no defaults shall exist under IHI's credit facilities with its senior lenders (other than the facility with EnSerCo, L.L.C. and Trinity Industries, Inc.); (iii) if IHI is considering an equity financing, it shall be on terms and conditions satisfactory to SJMB; (iv) SJMB shall have completed its due diligence of IHI and its subsidiaries to its satisfaction; (v) the shareholders of IHI shall have approved the transactions contemplated hereby and any other transactions that IHI currently is engaged in that requires shareholder approval; (vi) all of the conditions to SJMB's (or any related parties') obligation to close as set forth in the Reimbursement Agreement dated as of June 13, 2000 between IHI and SJMB (the "Reimbursement Agreement"), including, without limitation, no breach of the representations, warranties and covenants of IHI in the Reimbursement Agreement, shall have been satisfied on the Closing Date as if such conditions precedent were equally applicable to this Agreement; (vii) IHI and Philform shall have complied with all of the covenants and agreements set forth herein and in the documents contemplated pursuant to this Agreement; and (viii) IHI shall have issued to SJMB warrants to purchase 750,000 shares of common stock pursuant to that certain letter agreement dated as of June 29, 2000 among IHI, SJMB and St. James Capital Corp.

            (b) The obligation of IHI to consummate the transactions contemplated hereby is subject to IHI obtaining shareholder approval of the transactions contemplated (other than the issuance of the Warrants).

      7. EXPENSE REIMBURSEMENT. IHI shall reimburse SJMB for all of SJMB's direct costs relating to the negotiation, documentation and closing of the transactions contemplated by this Agreement, including without limitation all filing fees and related counsel's fees and expenses associated with any regulatory filing in connection herewith and any other direct fees and expenses of counsel for SJMB, regardless of whether the transactions contemplated herein are consummated.

      8. MISCELLANEOUS. This Agreement (i) has been approved by the Board of Directors of IHI, SJ Management, Philform and by the general partner of SJMB,
(ii) does not conflict with any material contracts or obligations pursuant to which IHI, Philform, SJ Management or SJMB are subject other than obtaining shareholder approval under the Nasdaq rules, (iii) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof, (iv) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and is not intended to confer upon any other person any rights or remedies hereunder, (v) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Texas and (vi) may be executed in two or more counterparts which together shall constitute a single agreement. SJMB (either alone or with its advisors) has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the securities available through this Agreement, if any, and the Warrants, and is capable of bearing the economic risks of such investment. SJMB is an informed and sophisticated investor, and has engaged expert advisors, experienced in the evaluation of securities in companies such as IHI as contemplated hereunder. SJMB has undertaken such investigation and has been provided with and has evaluated such documents and information as it has deemed necessary to enable it to make an informed and intelligent decision with respect to the execution, delivery and performance of this Agreement. SJMB acknowledges that IHI has given it access to key employees, documents and facilities of IHI. SJMB acknowledges that neither this Agreement nor the Warrants, nor any conversion or exercise of either thereof, have been registered under the Securities Act of 1933 (the "Securities Act") and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required. IHI is required to register the securities issuable (i) upon conversion of the Notes, and (ii) upon exercise of the Warrant, as set forth in the Registration Rights Agreement. SJMB is an accredited investor as defined in Rule 501(a) of Regulation D under the Securities Act. The source of funds to be used by SJMB to pay any amounts hereunder does not include assets of any employee benefit plan, other than a plan exempt from the coverage of the Employment Retirement Income Security Act of 1974, as amended. SJMB further represents and warrants that the securities being acquired by it pursuant to this Agreement are being acquired for SJMB's own account and not with a view to public distribution.

      9. ASSIGNMENT. Except as otherwise contemplated herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of each other party.

      10.   SURVIVAL.   All   of   the   parties'   various   representations,
warranties,   covenants  and  agreements  in  this  Agreement  and  the  other documents contemplated hereby shall survive the execution and delivery of this Agreement and such other documents and the performance hereof and thereof.

      11. REPRESENTATION. EACH PARTY TO THIS AGREEMENT OTHER THAN SJMB AND ST. JAMES MANAGEMENT L.L.C. ACKNOWLEDGES THAT GARDERE WYNNE SEWELL & RIGGS, L.L.P. HAS REPRESENTED, REPRESENTS AND SHALL REPRESENT ONLY SJMB AND ST. JAMES MANAGEMENT L.L.C. WITH RESPECT TO THE DRAFTING, NEGOTIATION, EXECUTION AND DELIVERY OF THIS REIMBURSEMENT AGREEMENT AND ANY RELATED DOCUMENTS OR INSTRUMENTS, AND THAT EACH PARTY HAS HAD ADEQUATE OPPORTUNITY TO CONSULT WITH ITS OWN COUNSEL IN CONNECTION THEREWITH AND ANY OTHER ASPECT OF THIS TRANSACTION.

If this Agreement evidences your understanding of the transactions described herein, please execute it in the space provided and return an executed copy to SJMB.

                                    SJMB, L.P.

                                    By: SJMB, L.L.C., its general partner


                                    By: ___________________________________
                                          James Harrison, Vice President

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ACCEPTED AND AGREED TO THIS
30th  DAY OF JUNE, 2000.

OF ACQUISITION, L.P.

By:    St. James Management, L.L.C.,
        its general partner


By: ______________________________
       James Harrison, Vice President

INDUSTRIAL HOLDINGS, INC.


By: ____________________________
Name:  Christine Smith
Title: Executive Vice President

By: _____________________________
Name:  Michael N. Marsh
Title: President and Chief Executive Officer

ST. JAMES MANAGEMENT, L.L.C.


By: _____________________________
       James Harrison, Vice President

PHILFORM, INC.


By: _____________________________
Name: ___________________________
Title: ____________________________

                      EXHIBIT "A-1" TO OF LETTER AGREEMENT

                            ASSIGNMENT AND ASSUMPTION
                         OF LIMITED PARTNERSHIP INTEREST
                                       OF
                              OF ACQUISITION, L.P.

This  ASSIGNMENT  AND  ASSUMPTION  OF  LIMITED   PARTNERSHIP   INTEREST  (this
"ASSIGNMENT") dated as of __________, 2000, by and among St. James Management, L.L.C. (the "GENERAL PARTNER"), SJMB, L.P. (the "ASSIGNOR"), Industrial Holdings, Inc., a Texas corporation (the "ASSIGNEE"), and the limited partners of the Partnership (as defined below) set forth on the signature page hereto.

                                    RECITALS:

      WHEREAS, the General Partner, Assignor and Philform, Inc., a Michigan corporation and wholly owned subsidiary of Assignee, are parties to that certain Agreement of Limited Partnership, as amended (the "PARTNERSHIP AGREEMENT"), of OF ACQUISITION, L.P., a Texas limited partnership (the "PARTNERSHIP"), dated November 20, 1997;

      WHEREAS, the Assignor has agreed to assign to the Assignee, and the Assignee has agreed to accept from the Assignor, all of the right, title and interest of Assignor in its limited partnership interests, consisting of 14,114,969 common units (the "LIMITED PARTNERSHIP INTEREST") in the Partnership, which is 50.996% of the common units of the Partnership and 50.998% of the limited partner interests of the Partnership;

      WHEREAS, Philform, Inc., as the only limited partner of the Partnership other than the Assignor and the General Partner have consented to the assignment by the Assignor of the Limited Partnership Interest to the Assignee; and

      WHEREAS, in connection with this Assignment, Assignee is willing to perform all of the obligations and duties of Assignor associated with the Limited Partnership Interest;

      NOW, THEREFORE, for and in consideration of the matters recited herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. ASSIGNMENT AND ASSUMPTION OF LIMITED PARTNERSHIP INTERESTS. Subject to the conditions hereof, the Assignor does hereby SELL, ASSIGN, TRANSFER and CONVEY unto the Assignee all of the right, title and interest of Assignor in the Limited Partnership Interest. The Assignee hereby accepts the assignment of the Limited Partnership Interest and agrees to assume, pay and discharge all duties and liabilities accruing to the Limited Partnership Interest.

      2.    REPRESENTATIONS  AND  COVENANTS.  To protect the  security of this
Assignment  of  Limited  Partnership  Interest,   the  parties  hereto  hereby
stipulate, represent, warrant, covenant and agree as follows:
            (a) Assignor hereby warrants that Assignor is the legal and beneficial owner of the Limited Partnership Interest, free and clear of any liens, claims or encumbrances.

            (b) Assignor hereby warrants that Assignor has the authority and power to make this Assignment of Limited Partnership Interest, and no other assignments of any right, title or interest in the Limited Partnership Interest has previously been made by Assignor.

            (c) Assignor hereby binds itself, its successors and assigns, to warrant and forever defend indefeasible title to the Limited Partnership Interest.

            (d) The Assignee hereby warrants that the Assignee has the authority and power to accept and assume this Assignment of Limited Partnership Interest.

            (e) This Assignment of Limited Partnership Interest shall be binding upon Assignor and Assignor's successors and assigns, and all parties claiming any interest in the Partnership or any portion thereof by, through or under Assignor. The rights herein granted shall extend to the Assignee and the Assignee's successors and assigns.

            (f) Assignor hereby agrees to execute such additional documents as the Assignee may reasonably deem necessary in order to effectuate the terms and provisions hereof and to consummate the transactions contemplated hereby.

3. EFFECT OF ASSIGNMENT. Pursuant to the terms of Article VIII of the Partnership Agreement, the General Partner and each other Limited Partner hereby consent to the assignment to the Assignee of the Limited Partnership Interest, and acknowledge that, by virtue of this Assignment, the Assignor shall be absolved of any further liabilities to the Partnership except as may be required by law.

      EXECUTED this _____ day of ____________, 2000.


ASSIGNOR:

SJMB, L.P.

By: SJMB, L.L.C., its general partner


By:     _________________________                 777 Post Oak Blvd.
Name:   _________________________                 Suite 950
Title:  _________________________                 Houston, Texas  77056


ASSIGNEE:

INDUSTRIAL HOLDINGS, INC.


By:     _________________________
Name:   _________________________
Title:  _________________________


GENERAL PARTNER:

ST. JAMES MANAGEMENT, L.L.C.


By:     _________________________
Name:   _________________________
Title:  _________________________

LIMITED PARTNERS:

PHILFORM, INC.


By:     _________________________
Name:   _________________________
Title:  _________________________

                      EXHIBIT "A-2" TO OF LETTER AGREEMENT

                            ASSIGNMENT AND ASSUMPTION
                         OF GENERAL PARTNERSHIP INTEREST
                                       OF
                              OF ACQUISITION, L.P.

This ASSIGNMENT AND ASSUMPTION OF GENERAL PARTNERSHIP INTEREST dated as of _______, 2000, by and among St. James Management, L.L.C. (the "GENERAL Partner") and Industrial Holdings, Inc., a Texas corporation (the "ASSIGNEE").

                                  RECITALS:

      WHEREAS, the General Partner is the general partner under that certain Agreement of Limited Partnership, as amended (the "PARTNERSHIP AGREEMENT") of OF ACQUISITION, L.P., a Texas limited partnership (the "PARTNERSHIP"), dated November 20, 1997;

      WHEREAS, the General Partner has agreed to assign to the Assignee, and the Assignee has agreed to accept form the General Partner, all of the right, title and interest of General Partner in its General Partnership interest consisting of 1,000 common units of the Partnership (the "GENERAL PARTNERSHIP INTEREST"), which is 0.004% of the common units of the Partnership and 100% of the general partner interests in the Partnership;

      WHEREAS, the limited partners of the Partnership have consented to the assignment by the General Partner of the General Partnership Interest to the Assignee; and

      WHEREAS, in connection with this Assignment, Assignee is willing to perform all the obligations and duties of Assignor associated with the General Partnership Interest;

      NOW, THEREFORE, for and in consideration of the matters recited herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. ASSIGNMENT AND ASSUMPTION OF GENERAL PARTNERSHIP INTERESTS; ASSUMPTION OF DUTIES. Subject to the conditions hereof, the General Partner does hereby SELL, ASSIGN, TRANSFER and CONVEY unto the Assignee all of the right, title and interest of General Partner in the General Partnership Interest. The Assignee hereby accepts the assignment of the General Partnership Interest and agrees to assume, pay and discharge all duties and liabilities accruing to the General Partnership Interest and as are required of the general partner pursuant to the Partnership Agreement and applicable law.

      2.    REPRESENTATIONS  AND  COVENANTS.  To protect the  security of this
Assignment  of  General  Partnership  Interest,   the  parties  hereto  hereby
stipulate, covenant and agree as follows:

            (a) General Partner hereby warrants that General Partner is the legal and beneficial owner of its General Partnership Interest, free and clear of any liens, claims or encumbrances.

            (b) General Partner hereby warrants that General Partner has the authority and power to make this Assignment of General Partnership Interest, and no other assignments of any right, title or interest in the General Partnership Interest has previously been made by General Partner.

            (c) General Partner hereby binds itself, its successors and assigns, to warrant and forever defend, indefeasible title to, the General Partnership Interest.

            (d) The Assignee hereby warrants that the Assignee has the authority and power to accept and assume this Assignment of General Partnership Interest.

            (e) This Assignment of General Partnership Interest shall be binding upon General Partner and General Partner's successors and assigns, and all parties claiming any interest in the Partnership or any portion thereof by, through or under General Partner. The rights herein granted shall extend to the Assignee and the Assignee's successors and assigns.

            (f) General Partner hereby agrees to execute such additional documents as the Assignee may reasonably deem necessary in order to effectuate the terms hereof.

      3. EFFECT OF ASSIGNMENT. Pursuant to the terms of Article VIII of the Partnership Agreement, each of the Assignee and the undersigned Limited Partners consent to the transfer of General Partnership Interest effected hereby and to the assumption by Assignee of the duties and obligations of the general partner under the Partnership Agreement, and acknowledge that the transfer contemplated hereby shall not be grounds for dissolution of the Partnership under the Partnership Agreement or applicable law.

EXECUTED this ___ day of __________, 2000.

GENERAL PARTNER:

ST. JAMES MANAGEMENT, L.L.C.

By:      _________________________
Name:    _________________________
Title:   _________________________


ASSIGNEE:

INDUSTRIAL HOLDINGS, INC.

By:      _________________________
Name:    _________________________
Title:   _________________________


LIMITED PARTNERS:

SJMB, L.P.

By: SJMB, L.L.C., its general partner


By:      ________________________
Name:    ________________________
Title:   ________________________


PHILFORM, INC.

By:      _________________________
Name:    _________________________
Title:   _________________________

                      EXHIBIT "B-1" TO OF LETTER AGREEMENT

THE SECURITIES REPRESENTED BY THIS NOTE AND THE COMMON STOCK ISSUABLE THEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE SECURITIES LAWS AND, ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS.

THE RIGHT TO RECEIVE ANY PAYMENTS HEREON IS SUBJECT TO THE TERMS OF THAT CERTAIN SUBORDINATION AGREEMENT AND ASSIGNMENT AGREEMENT DATED AS OF JUNE 30, 2000 BY AND BETWEEN THE MAKER AND THE LENDER AND IN FAVOR OF COMERICA BANK-TEXAS, NATIONAL BANK OF CANADA AND HIBERNIA NATIONAL BANK, REFERENCE TO WHICH INSTRUMENT IS HERE MADE AND WHICH INSTRUMENT IS HERE INCORPORATED BY REFERENCE FOR ALL PURPOSES. THIS IS NOT A NEGOTIABLE NOTE. ANY HOLDERS' RIGHTS IN THIS NOTE ARE SUBJECT TO THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

                            INDUSTRIAL HOLDINGS, INC.
               $3,450,000 SUBORDINATED CONVERTIBLE PROMISSORY NOTE

$3,450,000                      Houston, Texas                   August __, 2000

INDUSTRIAL HOLDINGS, INC., a Texas corporation (hereinafter called the "Company," which term includes any directly or indirectly controlled subsidiaries or successor entities), for value received, hereby promises to pay to SJMB, L.P., a Delaware limited partnership (hereinafter called the "Holder"), or its registered assigns, the principal sum of up to Three Million Four Hundred and Fifty Thousand Dollars ($3,450,000), together with interest on the amount of such principal sum from time to time outstanding, payable in accordance with the terms set forth below.

                                    ARTICLE I
                                   DEFINITIONS

      1.1 DEFINITIONS. For all purposes of this Note, except as otherwise expressly provided or unless the context otherwise requires: (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular; (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as promulgated from time to time by the Association of Independent Certified Public Accountants; and (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Note as a whole and not to any particular Article, Section or other subdivision.

      "BOARD OF DIRECTORS" means the board of directors of the Company as elected from time to time or any duly authorized committee of that board.

      "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in Houston, Texas are authorized or obligated by law or executive order to be closed.

      "COMMON STOCK" means shares of common stock, par value $0.01 per share, of the Company.

      "CONVERSION PRICE" means the price per share determined in accordance with Articles IV and V (as adjusted in accordance with the terms of this Note) at which shares of Common Stock shall be delivered to Holder upon conversion of this Note.

      "DEFAULT" means any event which is, or after notice or passage of time would be, an Event of Default.

      "EVENT OF DEFAULT" has the meaning specified in Section 3.1.

      "INDEBTEDNESS" of any Person means all indebtedness of such Person, whether outstanding on the date of this Note or hereafter created, incurred, assumed or guaranteed, (a) for the principal of and premium, if any, and interest on all debts of the Person whether outstanding on the date of this Note or thereafter created (i) for money borrowed by such Person (including capitalized lease obligations), (ii) for money borrowed by others (including capitalized lease obligations) and guaranteed, directly or indirectly, by such Person, or (iii) constituting purchase money indebtedness, or indebtedness secured by property ("Purchase Money Indebtedness") at the time of the acquisition of such property by such Person, for the payment of which the Person is directly or contingently liable; (b) for all accrued obligations of the Person in respect of any contract, agreement or instrument imposing an obligation upon the Person to pay over funds; (c) for all trade debt of the Person; and (d) for all deferrals, renewals, extensions and refundings of, and amendments, modifications and supplements to, any of the indebtedness referred to in (a), (b) or (c) above.

      "MATURITY DATE", when used with respect to this Note, means the date which is the earlier of (1) eighteen (18) months following the date hereof, and (2) such earlier date upon which this Note becomes due and payable under Section 3.2.

      "NOTE" means this $3,450,000 11% Convertible Promissory Note, as hereafter amended, modified, substituted or replaced.

      "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, estate, other entity, unincorporated organization or government or any agency or political subdivision thereof.

      "SIGNIFICANT SUBSIDIARY" means at any time, any Subsidiary of the Company that constitutes a "Significant Subsidiary" of the Company within the meaning of Rule 1-02 of Regulation S-X under the Securities Act of 1933, as amended.

      "SUBORDINATION AGREEMENT" means that certain Subordination Agreement dated as of June 30, 2000 by and among the Company, the Holder and Comerica Bank-Texas as Agent, the terms of which are incorporated by reference as if fully set forth herein, and by which the repayment of this Note is subordinated to certain indebtedness owing by the Company to Comerica Bank-Texas, National Bank of Canada and Hibernia National Bank all as more fully provided therein.

      "SUBSIDIARY" means a corporation or other entity more than 50% of the outstanding voting stock of which, or more than 50% of the equity interest in which, is owned, directly or indirectly, by the Company or by one or more other Subsidiaries of the Company, or by any combination of the Company and one or more other Subsidiaries. For purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, and equity interests means the right to receive the profits of the entity, when disbursed, or the assets of the entity upon liquidation or dissolution.

                                   ARTICLE II
                             INTEREST AND REPAYMENT

      2.1 INTEREST. From the date of this Note through the Maturity Date, interest shall accrue hereunder on the unpaid outstanding principal sum of this Note at a rate equal to eleven percent (11%) per annum calculated on the basis of a 360-day year. All past due amounts of principal and interest shall bear interest at fifteen percent (15%) per annum calculated on the basis of a 360-day year until paid.

      2.2 PAYMENT OF PRINCIPAL AND INTEREST. Subject to the terms of the Subordination Agreement, the principal and all accrued and unpaid interest under this Note shall be due and payable in full on the Maturity Date.

      2.3 PREPAYMENTS. Subject to the terms of the Subordination Agreement and also subject to Holder's right to convert, at any time before the Maturity Date, the Company may prepay this Note, in whole or in part, without penalty or discount, upon five days' prior written notice given to Holder pursuant to
Section 7.5. All payments made under this Note shall be applied first to accrued interest, and the balance, if any, to principal;

provided, however, that interest shall accrue on any remaining principal balance and shall be payable at the rate provided above.

      2.4 MANNER OF PAYMENT. Payments of principal and interest on this Note will be made by delivery of a check to Holder at its address as set forth in this Note or a wire transfer pursuant to instructions from Holder. If the date upon which the payment of principal and interest is required to be made pursuant to this Note occurs other than on a Business Day, then such payment of principal and interest shall be made on the next occurring Business Day following said payment date and shall include interest through said next occurring Business Day.

                                   ARTICLE III
                                    REMEDIES

      3.1   EVENTS OF DEFAULT. An "Event of Default" occurs if:

            (a) the Company defaults in the payment or mandatory prepayment of the principal or interest on this Note or that certain other $3,450,000 Convertible Promissory Note issued by the Company to SJMB pursuant to the terms of the OF Letter Agreement (the "Second Note") when such principal or interest becomes due and payable; or

            (b) the Company defaults in the performance of any covenant made by the Company, in and of (i) that certain Letter Agreement dated June 30, 2000 among the Company, Holder, OF Acquisition, L.P., St. James Management, L.L.C. and Philform, Inc. (the "OF Letter Agreement"); (ii) the Common Stock Purchase Warrants issued by the Company to Holder pursuant to the terms of the OF Letter Agreement (the "OF Warrants");
      (iii) the Registration Rights Agreement dated as of June 30, 2000 between the Company and the initial Holder hereof (the "Registration Rights Agreement"); (iv) this Note (other than a default in the performance of a covenant specifically addressed elsewhere in this Section 3.1); (v) the Second Note; (vi) that certain Reimbursement Agreement dated as of June 13, 2000 among Holder and the Company (the "Reimbursement Agreement"); or
      (vii) any document or agreement pursuant to which this Note is secured by assets of the Company or any of its Subsidiaries and such default remains uncured for a period of 30 days; PROVIDED THAT a default in the performance of any covenant in Section 6.1 of this Note shall be an Event of Default immediately upon occurrence; or

            (c) any representation or warranty made by the Company or any Significant Subsidiary in the OF Warrants, the Registration Rights Agreement, the OF Letter Agreement, this Note, the Second Note or the Reimbursement Agreement or in any certificate furnished by the Company in connection with the consummation of the transaction contemplated thereby or hereby, is untrue in any material respect as of the date of making thereof; or

            (d) a default or event of default occurs under any document evidencing any Indebtedness of the Company or any Significant Subsidiary (other than the Indebtedness evidenced by this Note or the Second Note or good-faith disputes with trade creditors) having an aggregate principal amount in excess of $500,000 and all applicable cure periods have run with respect thereto without such default or event of default having been cured to the satisfaction of the holder of such Indebtedness; PROVIDED, HOWEVER, that the Company's current defaults in certain indebtedness owed to Trinity Industries, Inc. and EnSerCo L.L.C. shall not be considered a default hereunder; or

            (e) a court of competent jurisdiction enters a final and non-appealable judgment or judgments against the Company or any Significant Subsidiary, or any property or assets of the Company or any Significant Subsidiary, for the payment of money aggregating $100,000 or more in excess of applicable insurance coverage; or

            (f) a court of competent jurisdiction enters (i) a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company or any Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any

      Significant Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary or of any substantial part of the property of the Company or any Significant Subsidiary or ordering the winding up or liquidation of the affairs of the Company or any Significant Subsidiary and any such decree or order of relief or any such other decree or order remains unstayed for a period of 90 days from its date of entry; or

            (g) the Company or any Significant Subsidiary commences a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or any other case or proceeding to be adjudicated a bankrupt or insolvent, or the Company or any Significant Subsidiary files a petition, answer or consent seeking reorganization or relief under any applicable federal or state law, or the Company or any Significant Subsidiary makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due; or

            (h) any person or group (within the meaning of Section 13(d) of the Securities Exchange Act of 1934) becomes the beneficial owner of 40% or more of the total voting power of the Company and was not the beneficial owner of 40% or more of the total voting power of the Company as of the date hereof; provided that the foregoing shall not include the initial Holder hereof, its affiliates or any person or group who or which acquires the OF Warrants or shares of the Company's Common Stock issuable upon exercise of the OF Warrants or upon conversion of this Note or the Second Note; and further provided that such default has not been cured or waived within ninety (90) days following such change of beneficial ownership; or

            (i) the Company or any Significant Subsidiary (1) merges or consolidates with or into any other Person (unless the Company or any Significant Subsidiary is the surviving or acquiring party); (2) dissolves or liquidates; or (3) sells all or any substantial portion of its assets (unless the purchaser is a Significant Subsidiary of the Company).

      3.2 ACCELERATION OF MATURITY. This Note and all accrued interest shall automatically become immediately due and payable if an Event of Default described in Sections 3.1(f), 3.1(g) or 3.1(i) occurs and, this Note shall, at the option of the Holder in its sole discretion, become immediately due and payable if any other Event of Default occurs, and in every such case the Holder of this Note may declare the principal and interest on the Note to be due and payable immediately.

                                   ARTICLE IV
                               CONVERSION OF NOTE

      Subject to and upon compliance with the provisions of this Article, at the option of Holder, all or any part of this Note may be converted at any time, at the principal amount hereof together with accrued and unpaid interest thereon, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock. The Conversion Price shall initially be $1.15 per share, subject to adjustment as provided in Article V below. Notwithstanding anything else to the contrary set forth herein, the Holder shall have the right to convert this Note pursuant to the terms set forth herein at any time, including the 30 Business Days following (i) the Maturity Date or (ii) any prepayment pursuant to Section 2.3 hereof. If Holder elects to convert this Note after a prepayment has been made pursuant to Section 2.3, then Holder shall return all or such portion of the funds paid to Holder as to which Holder has elected to convert.

                                    ARTICLE V
                         ADJUSTMENT OF CONVERSION PRICE

      5.1 ANTI-DILUTION PROVISIONS. The Conversion Price shall be subject to adjustment from time to time as hereinafter provided.

      5.2   ADJUSTMENT OF CONVERSION PRICE UPON ISSUANCE OF COMMON STOCK.

      5.2.1 (A) If and whenever after the date hereof the Company shall issue or sell any Common Stock for no consideration or for a consideration per share less than the Conversion Price, issue convertible securities other than this Note or the Second Note, issue warrants other than the Warrants issued as of the date hereof, grant stock options, or issue any other common stock equivalent (other than shares reserved for issuance to officers, employees, directors, consultants or advisors of the Company pursuant to existing stock option or restricted stock purchase plans) then, forthwith, upon such issue or sale, the Conversion Price shall be reduced (but not increased, except as otherwise specifically provided in Section 5.2.2), to the lower price per share (calculated as provided in this Section 5.2 to the nearest one-tenth of a cent) but in no event less than $0.01 per share.

            (B) Notwithstanding the provisions of this Section 5.2, no adjustment shall be made in the Conversion Price in the event that the Company issues, in one or more transactions, (i) Common Stock upon exercise of any options issued to officers, directors or employees of the Company pursuant to a stock option plan or an employment, severance or consulting agreement as now or hereafter in effect, in each case approved by the Board of Directors (provided that the aggregate number of shares of Common Stock which may be issuable, including options issued prior to the date hereof, under all such employee plans and agreements shall at no time exceed the number of such shares of Common Stock outstanding on the date hereof on a fully diluted basis that are issuable under currently effective employee plans and agreements); (ii) Common Stock upon conversion of this Note, the Second Note or any warrants issued pursuant to the terms of the OF Letter Agreement; (iii) Common Stock upon exercise of any stock purchase warrant or option (other than the options referred to in clause (i) above) or other convertible security outstanding on the date hereof; (iv) Common Stock issued as consideration in acquisitions (including warrants, options or convertible securities issued as consideration for an acquisition or to officers, directors or employees of the acquired entity in conjunction therewith);or (v) warrants or convertible notes pursuant to any of the transactions contemplated by that certain Amended and Restated Letter of Intent dated June 12, 2000, among Holder, the Company and St. James Capital Partners, L.P. or Common Stock issuable upon conversion of any such notes or exercise of any such warrants. In addition, for purposes of calculating any adjustment of the Conversion Price as provided in this Section 5.2, all of the shares of Common Stock issuable pursuant to any of the foregoing shall be assumed to be outstanding prior to the event causing such adjustment to be made.

            5.2.2 For purposes of this Section 5.2, the following shall be applicable:

            (A) ISSUANCE OF RIGHTS OR OPTIONS. In case at any time after the date hereof the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities") (other than warrants, options or convertible securities issued as consideration for or assumed in conjunction with an acquisition or to officers, directors, or employees of the acquired entity in conjunction therewith), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which shares of Common Stock are issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, or plus, in the case of such rights or options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Conversion Price in effect as of the date of granting such rights or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options shall be deemed to be outstanding as of the date of the granting of such rights or options and to have been issued for such price per share, with the effect on the Conversion Price specified in Section 5.2.1 hereof. Except as provided in
      Section 5.2.2 hereof, no further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

            (B) CHANGE IN OPTION PRICE OR CONVERSION RATE. If: (i) the purchase price provided for in any right or option, (ii) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock shall be decreased (other than under or by reason of provisions designed to protect against dilution), the Conversion Price then in effect shall be decreased to the Conversion Price that would have been in effect had such rights, options or Convertible Securities provided for such changed purchase price, additional consideration or conversion rate at the time initially issued.

            (C) CONSIDERATION FOR STOCK. In case at any time Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration therefor shall be deemed to be the amount received by the Company therefor. In case at any time any Common Stock, Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration, as determined reasonably and in good faith by the Board of Directors of the Company. In case at any time any Common Stock, Convertible Securities or any rights or options to purchase any Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration received therefor shall be deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board of Directors may determine to be attributable to such Common Stock, Convertible Securities, rights or options as the case may be. In case at any time any rights or options to purchase any shares of Common Stock or Convertible Securities shall be issued in connection with the issuance and sale of other securities of the Company, together consisting of one integral transaction in which no consideration is allocated to such rights or options by the parties, such rights or options shall be deemed to have been issued without consideration.

            (D) RECORD DATE. In the case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or Convertible Securities, or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the Common Stock or Convertible Securities deemed to have been issued or sold as a result of the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

            (E) TREASURY SHARES. The number of shares of Common Stock outstanding at any given time shall not include shares owned directly by the Company in treasury, and the disposition of any such shares shall be considered an issuance or sale of Common Stock for the purpose of this
      Section 5.2.

      5.3 STOCK DIVIDENDS. In case the Company shall declare a dividend or make any other distribution upon any shares of the Company, payable in Common Stock or Convertible Securities, any Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

      5.4 STOCK SPLITS AND REVERSE SPLITS. In the event that the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Shares into which this Note may be converted immediately prior to such subdivision shall be proportionately increased, and conversely, in the event that the outstanding shares of Common Stock shall at any time be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased and the number of Shares into which this Note may be converted immediately prior to such combination shall be proportionately reduced. Except as provided in this Section
5.4 no adjustment in the Conversion Price and no change in the number of Shares shall be made under this Article V as a result of or by reason of any such subdivision or combination.

      5.5 REORGANIZATIONS AND ASSET SALES. If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation, merger or share exchange of the Company with another Person, or the sale, transfer or other disposition of all or substantially all of its assets to another Person shall be effected in such a way that holders of Common Stock shall be entitled to receive capital stock, securities or assets with respect to or in exchange for their shares, then the following provisions shall apply:

            5.5.1 As a condition of such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer or other disposition (except as otherwise provided below in Section 5.5.3), lawful and adequate provisions shall be made whereby the holder of this Note shall thereafter have the right to purchase and receive upon the terms and conditions specified in this Note and in lieu of the shares immediately theretofore receivable upon the exercise of the rights represented hereby, such shares of capital stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger, share exchange or sale not taken place, and in any such case appropriate provision reasonably satisfactory to such holder shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Conversion Price and of the number of shares receivable upon the exercise) shall thereafter be applicable, as nearly as possible, in relation to any shares of capital stock, securities or assets thereafter deliverable upon the exercise of this Note.

            5.5.2 In the event of a merger, share exchange or consolidation of the Company with or into another Person as a result of which a number of shares of common stock or its equivalent of the successor Person greater or lesser than the number of shares of Common Stock outstanding immediately prior to such merger, share exchange or consolidation are issuable to holders of Common Stock, then the Conversion Price in effect immediately prior to such merger, share exchange or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock.

            5.5.3 The Company shall not effect any such consolidation, merger, share exchange, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor Person (if other than the Company) resulting from such consolidation, share exchange or merger or the Person purchasing or otherwise acquiring such assets shall have assumed by written instrument executed and mailed or delivered to the Holder hereof at the last address of such Holder appearing on the books of the Company the obligation to deliver to such Holder such shares of capital stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to receive, and all other liabilities and obligations of the Company hereunder. Upon written request by the Holder hereof, such Successor Person will issue a new Note revised to reflect the modifications in this Note effected pursuant to this Section 5.5.

            5.5.4 If a purchase, tender or exchange offer is made to and accepted by the holders of 50% or more of the outstanding shares of Common Stock, the Company shall not effect any consolidation, merger, share exchange or sale, transfer or other disposition of all or substantially all of the Company's assets with the Person having made such offer or with any affiliate of such Person, unless prior to the consummation of such consolidation, merger, share exchange, sale, transfer or other disposition the holder hereof shall have been given a reasonable opportunity to then elect to receive upon the conversion of this Note either the capital stock, securities or assets then issuable with respect to the Common Stock or the capital stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer.

      5.6 ADJUSTMENT FOR ASSET DISTRIBUTION. If the Company declares a dividend or other distribution payable to all holders of shares of Common Stock in evidences of indebtedness of the Company or other assets of the Company (including, cash (other than regular cash dividends declared by the Board of Directors), capital stock

(other than Common Stock, Convertible Securities or options or rights thereto) or other property), the Conversion Price in effect immediately prior to such declaration of such dividend or other distribution shall be reduced by an amount equal to the amount of such dividend or distribution payable per share of Common Stock, in the case of a cash dividend or distribution, or by the fair value of such dividend or distribution per share of Common Stock (as reasonably determined in good faith by the Board of Directors of the Company), in the case of any other dividend or distribution. Such reduction shall be made whenever any such dividend or distribution is made and shall be effective as of the date as of which a record is taken for purpose of such dividend or distribution or, if a record is not taken, the date as of which holders of record of Common Stock entitled to such dividend or distribution are determined.

      5.7 DE MINIMIS ADJUSTMENTS. No adjustment in the number of shares of Common Stock purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one share of Common Stock purchasable upon conversion of the Note and no adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least $.01 in the Conversion Price; provided, however, that any adjustments which by reason of this Section 5.7 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest full share or nearest one hundredth of a dollar, as applicable.

      5.8. NOTICE OF ADJUSTMENT. Whenever the Conversion Price or the number of Shares issuable upon the conversion of the Note shall be adjusted as herein provided, or the rights of the holder hereof shall change by reason of other events specified herein, the Company shall compute the adjusted Conversion Price and the adjusted number of Shares in accordance with the provisions hereof and shall prepare an Officer's Certificate setting forth the adjusted Conversion Price and the adjusted number of Shares issuable upon the conversion of this Note or specifying the other shares of stock, securities or assets receivable as a result of such change in rights, and showing in reasonable detail the facts and calculations upon which such adjustments or other changes are based. The Company shall cause to be mailed to the Holder hereof copies of such Officer's Certificate together with a notice stating that the Conversion Price and the number of Shares purchasable upon conversion of this Note have been adjusted and setting forth the adjusted Conversion Price and the adjusted number of Shares purchasable upon conversion of this Note.

      5.9   NOTIFICATIONS TO HOLDER. In case at any time the Company proposes:

                  (i) to declare any dividend upon its Common Stock payable in capital stock or make any special dividend or other distribution (other than cash dividends) to the holders of its Common Stock;

                  (ii) to offer for subscription pro rata to all of the holders of its Common Stock any additional shares of capital stock of any class or other rights;

                  (iii) to effect any capital reorganization, or
            reclassification of the capital stock of the Company, or consolidation, merger or share exchange of the Company with another Person, or sale, transfer or other disposition of all or substantially all of its assets; or

                  (iv) to effect a voluntary or involuntary dissolution, liquidation or winding up of the Company,

then, in any one or more of such cases, the Company shall give the Holder hereof
(a) at least 10 days (but not more than 90 days) prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, and (b) in the case of any such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days (but not more than 90 days) prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock, as the case may be, for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, as the case may be.

      5.10 COMPANY TO PREVENT DILUTION. If any event or condition occurs as to which other provisions of this Article are not strictly applicable or if strictly applicable would not fairly protect the exercise or purchase rights of this Note evidenced hereby in accordance with the essential intent and principles of such provisions, or that might materially and adversely affect the exercise or purchase rights of the holder hereof under any provisions of this Note, then the Company shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, so as to protect such exercise and purchase rights as aforesaid, and any adjustments necessary with respect to the Conversion Price and the number of shares purchasable hereunder so as to preserve the rights of the holder hereunder. In no event shall any such adjustment have the effect of increasing the Conversion Price as otherwise determined pursuant to this Article except in the event of a combination of shares of the type contemplated in Section 5.4 hereof, and then in no event to an amount greater than the Conversion Price as adjusted pursuant to Section 5.4 hereof.

                                   ARTICLE VI
                                    COVENANTS

The Company covenants and agrees that, so long as this Note is outstanding:

      6.1 PAYMENT OF PRINCIPAL AND ACCRUED INTEREST. The Company will duly and punctually pay or cause to be paid the principal sum of this Note, together with interest accrued thereon from the date hereof to the date of payment, in accordance with the terms hereof.

      6.2 CORPORATE EXISTENCE. The Company will, and will cause each Subsidiary to, do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises unless failure to do so will not result in a material adverse effect on the business, assets or financial condition of the Company and its Subsidiaries, taken as a whole; provided, however, that the Company or a Subsidiary shall not be required to preserve any such right or franchise if it shall reasonably determine that the preservation thereof is no longer desirable in the conduct of its business.

      6.3 TAXES; CLAIMS; ETC. The Company will, and will cause each Subsidiary to, promptly pay and discharge all lawful taxes, assessments, and governmental charges or levies imposed upon it or upon its income or profits, or upon any of its properties, real, personal, or mixed, before the same shall become in default, as well as all lawful claims for labor, materials, and supplies or otherwise which, if unpaid, might become a lien or charge upon such properties or any part thereof, and which lien or charge will have a material adverse effect on the business of the Company; provided, however, that neither the Company nor any Subsidiary shall be required to pay or cause to be paid any such tax, assessment, charge, levy, or claim prior to institution of foreclosure proceedings if the validity thereof shall concurrently be contested in good faith by appropriate proceedings and if the Company shall have established reserves deemed by the Company adequate with respect to such tax, assessment, charge, levy, or claim.

      6.4 MAINTENANCE OF EXISTENCE AND PROPERTIES. The Company will, and will cause each Subsidiary to, keep its material properties in good repair, working order, and condition, ordinary wear and tear excepted, so that the business carried on may be properly conducted at all times in accordance with prudent business management.

      6.5 RESERVATION OF SHARES. The Company shall reserve at all times so long as all or any part of this Note remains outstanding, free from preemptive rights, out of its treasury Common Stock or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the conversion of this Note pursuant to Article IV hereof, a sufficient number of shares of Common Stock to provide for the conversion of this Note.

      6.6 NOTICE OF DEFAULTS. The Company will promptly notify the Holder in writing of the occurrence of (i) any Event of Default under this Note, and (ii) any event of default (or if any event of default would result upon any payment with respect to this Note) with respect to any Indebtedness as such event of default is defined therein or in the instrument under which it is outstanding, permitting holders to accelerate the maturity of such Indebtedness.

                                   ARTICLE VII
                                  MISCELLANEOUS

      7.1 CONSENT TO AMENDMENTS. This Note may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if and only if the Company shall obtain the written consent to such amendment, action or omission to act from the holders of a majority of the aggregate principal amount of this Note.

      7.2 BENEFITS OF NOTE; NO IMPAIRMENT OF RIGHTS OF HOLDER OF SENIOR INDEBTEDNESS. Nothing in this Note, express or implied, shall give to any Person, other than the Company, Holder, and their successors any benefit or any legal or equitable right, remedy or claim under or in respect of this Note.

      7.3 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Note contained by or on behalf of the Company and the Holder shall bind and inure to the benefit of the respective successors and assigns of the Company and the Holder.

      7.4 ASSIGNMENTS. Holder may sell, transfer and assign this Note and any rights hereunder upon written notice to the Company. Any lender to which Holder grants a security interest in this Note shall be entitled to exercise all remedies to which it is entitled by contract or by law, including (without limitation) transferring this Note into its own name or into the name of any purchaser at any sale undertaken in connection with enforcement by such lender of its remedies.

      7.5 NOTICE; ADDRESS OF PARTIES. Except as otherwise provided, all communications to the Company or Holder provided for herein or with reference to this Note shall be deemed to have been sufficiently given or served for all purposes on the third business day after being sent as certified or registered mail, postage and charges prepaid, to the following addresses: if to the Company: Industrial Holdings, Inc., 7135 Ardmore, Houston, Texas 77054, Attn: President, or at any other address designated by the Company in writing to Holder; if to Holder: SJMB, L.P., c/o SJMB, L.L.C., 777 Post Oak Boulevard, Suite 950, Houston, Texas 77056, Attn: John L. Thompson, or at any other address designated by Holder to the Company in writing.

      7.6 SEPARABILITY CLAUSE. In case any provision in this Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions in such jurisdiction shall not in any way be affected or impaired thereby; provided, however, such construction does not destroy the essence of the bargain provided for hereunder.

      7.7 GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the internal laws of the State of Texas (without regard to principles of choice of law).

      7.8 USURY. It is the intention of the parties hereto to conform strictly to the applicable laws of the State of Texas and the United States of America, and judicial or administrative interpretations or determinations thereof regarding the contracting for, charging and receiving of interest for the use, forbearance, and detention of money (hereinafter referred to in this Section 7.8 as "Applicable Law"). The Holder shall have no right to claim, to charge or to receive any interest in excess of the maximum rate of interest, if any, permitted to be charged on that portion of the amount representing principal which is outstanding and unpaid from time to time by Applicable Law. Determination of the rate of interest for the purpose of determining whether this Note is usurious under Applicable Law shall be made by amortizing, prorating, allocating and spreading in equal parts during the period of the actual time of this Note, all interest or other sums deemed to be interest (hereinafter referred to in this Section 7.8 as "Interest") at any time contracted for, charged or received from the Company in connection with this Note. Any Interest contracted for, charged or received in excess of the maximum rate allowed by Applicable Law shall be deemed a result of a mathematical error and a mistake. If this Note is paid in part prior to the end of the full stated term of this Note and the Interest received for the actual period of existence of this Note exceeds the maximum rate allowed by Applicable Law, Holder shall credit the amount of the excess against any amount owing under this Note or, if this Note has been paid in full, or in the event that it has been accelerated prior to maturity, Holder shall refund to the Company the amount of such excess, and shall not be subject to any of the penalties provided by Applicable Law for contracting for, charging or receiving Interest in excess of the maximum rate allowed by Applicable Law. Any such excess which is unpaid shall be canceled.

      7.9 COLLECTION FEES. If this Note is placed in the hands of an attorney for collection, and if it is collected through any legal proceedings at law or in equity or in bankruptcy, receivership or other court proceedings, the Company hereby undertakes to pay all reasonable costs and expenses of collection including, but not limited to, court costs and the reasonable attorney's fees of Holder.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed on the date first above written.

                                    INDUSTRIAL HOLDINGS, INC.

                                    By: _____________________________________
                                    Name:     Michael N. Marsh
                                    Title:    President and Chief  Executive
                                               Officer

                      EXHIBIT "B-2" TO OF LETTER AGREEMENT

THE SECURITIES REPRESENTED BY THIS NOTE AND THE COMMON STOCK ISSUABLE THEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE SECURITIES LAWS AND, ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS.

THE RIGHT TO RECEIVE ANY PAYMENTS HEREON IS SUBJECT TO THE TERMS OF THAT CERTAIN SUBORDINATION AGREEMENT AND ASSIGNMENT AGREEMENT DATED AS OF JUNE 30, 2000 BY AND BETWEEN THE MAKER AND THE LENDER AND IN FAVOR OF COMERICA BANK-TEXAS, NATIONAL BANK OF CANADA AND HIBERNIA NATIONAL BANK, REFERENCE TO WHICH INSTRUMENT IS HERE MADE AND WHICH INSTRUMENT IS HERE INCORPORATED BY REFERENCE FOR ALL PURPOSES. THIS IS NOT A NEGOTIABLE NOTE. ANY HOLDERS' RIGHTS IN THIS NOTE ARE SUBJECT TO THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

                          INDUSTRIAL HOLDINGS, INC.
             $3,450,000 SUBORDINATED CONVERTIBLE PROMISSORY NOTE

$3,450,000                      Houston, Texas                 August   __, 2000

INDUSTRIAL HOLDINGS, INC., a Texas corporation (hereinafter called the "Company," which term includes any directly or indirectly controlled subsidiaries or successor entities), for value received, hereby promises to pay to SJMB, L.P., a Delaware limited partnership (hereinafter called the "Holder"), or its registered assigns, the principal sum of up to Three Million Four Hundred and Fifty Thousand Dollars ($3,450,000), together with interest on the amount of such principal sum from time to time outstanding, payable in accordance with the terms set forth below.

                                    ARTICLE I
                                   DEFINITIONS

      1.1 DEFINITIONS. For all purposes of this Note, except as otherwise expressly provided or unless the context otherwise requires: (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular; (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as promulgated from time to time by the Association of Independent Certified Public Accountants; and (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Note as a whole and not to any particular Article, Section or other subdivision.

      "BOARD OF DIRECTORS" means the board of directors of the Company as elected from time to time or any duly authorized committee of that board.

      "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in Houston, Texas are authorized or obligated by law or executive order to be closed.

      "COMMON STOCK" means shares of common stock, par value $0.01 per share, of the Company.

      "CONVERSION PRICE" means the price per share determined in accordance with Articles IV and V (as adjusted in accordance with the terms of this Note) at which shares of Common Stock shall be delivered to Holder upon conversion of this Note.

      "DEFAULT" means any event which is, or after notice or passage of time would be, an Event of Default.

      "EVENT OF DEFAULT" has the meaning specified in Section 3.1.

      "INDEBTEDNESS" of any Person means all indebtedness of such Person, whether outstanding on the date of this Note or hereafter created, incurred, assumed or guaranteed, (a) for the principal of and premium, if any, and interest on all debts of the Person whether outstanding on the date of this Note or thereafter created (i) for money borrowed by such Person (including capitalized lease obligations), (ii) for money borrowed by others (including capitalized lease obligations) and guaranteed, directly or indirectly, by such Person, or (iii) constituting purchase money indebtedness, or indebtedness secured by property ("Purchase Money Indebtedness") at the time of the acquisition of such property by such Person, for the payment of which the Person is directly or contingently liable; (b) for all accrued obligations of the Person in respect of any contract, agreement or instrument imposing an obligation upon the Person to pay over funds; (c) for all trade debt of the Person; and (d) for all deferrals, renewals, extensions and refundings of, and amendments, modifications and supplements to, any of the indebtedness referred to in (a), (b) or (c) above.

      "MATURITY DATE", when used with respect to this Note, means the date which is the earlier of (1) eighteen (18) months following the date hereof, and (2) such earlier date upon which this Note becomes due and payable under Section 3.2.

      "NOTE" means this $3,450,000 11% Convertible Promissory Note, as hereafter amended, modified, substituted or replaced.

      "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, estate, other entity, unincorporated organization or government or any agency or political subdivision thereof.

      "SIGNIFICANT SUBSIDIARY" means at any time, any Subsidiary of the Company that constitutes a "Significant Subsidiary" of the Company within the meaning of Rule 1-02 of Regulation S-X under the Securities Act of 1933, as amended.

      "SUBORDINATION AGREEMENT" means that certain Subordination Agreement dated as of June 30, 2000 by and among the Company, the Holder and Comerica Bank-Texas as Agent, the terms of which are incorporated by reference as if fully set forth herein, and by which the repayment of this Note is subordinated to certain indebtedness owing by the Company to Comerica Bank-Texas, National Bank of Canada and Hibernia National Bank all as more fully provided therein.

      "SUBSIDIARY" means a corporation or other entity more than 50% of the outstanding voting stock of which, or more than 50% of the equity interest in which, is owned, directly or indirectly, by the Company or by one or more other Subsidiaries of the Company, or by any combination of the Company and one or more other Subsidiaries. For purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, and equity interests means the right to receive the profits of the entity, when disbursed, or the assets of the entity upon liquidation or dissolution.

                                   ARTICLE II
                             INTEREST AND REPAYMENT

      2.1 INTEREST. From the date of this Note through the Maturity Date, interest shall accrue hereunder on the unpaid outstanding principal sum of this Note at a rate equal to eleven percent (11%) per annum calculated on the basis of a 360-day year. All past due amounts of principal and interest shall bear interest at fifteen percent (15%) per annum calculated on the basis of a 360-day year until paid.

      2.2 PAYMENT OF PRINCIPAL AND INTEREST. Subject to the terms of the Subordination Agreement, the principal and all accrued and unpaid interest under this Note shall be due and payable in full on the Maturity Date.

      2.3 PREPAYMENTS. Subject to the terms of the Subordination Agreement and also subject to Holder's right to convert, at any time before the Maturity Date, the Company may prepay this Note, in whole or in part, without penalty or discount, upon five days' prior written notice given to Holder pursuant to
Section 7.5. All payments made under this Note shall be applied first to accrued interest, and the balance, if any, to principal;

provided, however, that interest shall accrue on any remaining principal balance and shall be payable at the rate provided above.

      2.4 MANNER OF PAYMENT. Payments of principal and interest on this Note will be made by delivery of a check to Holder at its address as set forth in this Note or a wire transfer pursuant to instructions from Holder. If the date upon which the payment of principal and interest is required to be made pursuant to this Note occurs other than on a Business Day, then such payment of principal and interest shall be made on the next occurring Business Day following said payment date and shall include interest through said next occurring Business Day.

                                   ARTICLE III
                                    REMEDIES

      3.1   EVENTS OF DEFAULT.  An "Event of Default" occurs if:

            (a) the Company defaults in the payment of the principal or interest on this Note or that certain other $3,450,000 Convertible Promissory Note issued by the Company to SJMB pursuant to the terms of the OF Letter Agreement (the "Second Note") when such principal or interest becomes due and payable; or

            (b) the Company defaults in the performance of any covenant made by the Company, in and of (i) that certain Letter Agreement dated June 30, 2000 among the Company, Holder, OF Acquisition, L.P., St. James Management, L.L.C. and Philform, Inc. (the "OF Letter Agreement"); (ii) the Common Stock Purchase Warrants issued by the Company to Holder pursuant to the terms of the OF Letter Agreement (the "OF Warrants");
      (iii) the Registration Rights Agreement dated as of June 30, 2000 between the Company and the initial Holder hereof (the "Registration Rights Agreement"); (iv) this Note (other than a default in the performance of a covenant specifically addressed elsewhere in this Section 3.1); (v) the Second Note; (vi) that certain Reimbursement Agreement dated as of June 13, 2000 among Holder and the Company (the "Reimbursement Agreement"); or
      (vii) any document or agreement pursuant to which this Note is secured by assets of the Company or any of its Subsidiaries and such default remains uncured for a period of 30 days; PROVIDED THAT a default in the performance of any covenant in Section 6.1 of this Note shall be an Event of Default immediately upon occurrence; or

            (c) any representation or warranty made by the Company or any Significant Subsidiary in the OF Warrants, the Registration Rights Agreement, the OF Letter Agreement, this Note, the Second Note or the Reimbursement Agreement or in any certificate furnished by the Company in connection with the consummation of the transaction contemplated thereby or hereby, is untrue in any material respect as of the date of making thereof; or

            (d) a default or event of default occurs under any document evidencing any Indebtedness of the Company or any Significant Subsidiary (other than the Indebtedness evidenced by this Note or the Second Note or good-faith disputes with trade creditors) having an aggregate principal amount in excess of $500,000 and all applicable cure periods have run with respect thereto without such default or event of default having been cured to the satisfaction of the holder of such Indebtedness; PROVIDED, HOWEVER, that the Company's current defaults in certain indebtedness owed to Trinity Industries, Inc. and EnSerCo L.L.C. shall not be considered a default hereunder; or

            (e) a court of competent jurisdiction enters a final and non-appealable judgment or judgments against the Company or any Significant Subsidiary, or any property or assets of the Company or any Significant Subsidiary, for the payment of money aggregating $100,000 or more in excess of applicable insurance coverage; or

            (f) a court of competent jurisdiction enters (i) a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company or any Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any

      Significant Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary or of any substantial part of the property of the Company or any Significant Subsidiary or ordering the winding up or liquidation of the affairs of the Company or any Significant Subsidiary and any such decree or order of relief or any such other decree or order remains unstayed for a period of 90 days from its date of entry; or

            (g) the Company or any Significant Subsidiary commences a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or any other case or proceeding to be adjudicated a bankrupt or insolvent, or the Company or any Significant Subsidiary files a petition, answer or consent seeking reorganization or relief under any applicable federal or state law, or the Company or any Significant Subsidiary makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due; or

            (h) any person or group (within the meaning of Section 13(d) of the Securities Exchange Act of 1934) becomes the beneficial owner of 40% or more of the total voting power of the Company and was not the beneficial owner of 40% or more of the total voting power of the Company as of the date hereof; provided that the foregoing shall not include the initial Holder hereof, its affiliates or any person or group who or which acquires the OF Warrants or shares of the Company's Common Stock issuable upon exercise of the OF Warrants or upon conversion of this Note or the Second Note; and further provided that such default has not been cured or waived within ninety (90) days following such change of beneficial ownership; or

            (i) the Company or any Significant Subsidiary (1) merges or consolidates with or into any other Person (unless the Company or any Significant Subsidiary is the surviving or acquiring party); (2) dissolves or liquidates; or (3) sells all or any substantial portion of its assets (unless the purchaser is a Significant Subsidiary of the Company).

      3.2 ACCELERATION OF MATURITY. This Note and all accrued interest shall automatically become immediately due and payable if an Event of Default described in Sections 3.1(f), 3.1(g) or 3.1(i) occurs and, this Note shall, at the option of the Holder in its sole discretion, become immediately due and payable if any other Event of Default occurs, and in every such case the Holder of this Note may declare the principal and interest on the Note to be due and payable immediately.

                                   ARTICLE IV
                               CONVERSION OF NOTE

      Subject to and upon compliance with the provisions of this Article, at the option of Holder, all or any part of this Note may be converted at any time after a date that is one year from the date this Note is issued to the Holder, at the principal amount hereof together with accrued and unpaid interest thereon, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock. The Conversion Price shall initially be $2.00 per share, subject to adjustment as provided in
Article V below.

                                    ARTICLE V
                         ADJUSTMENT OF CONVERSION PRICE

      5.1 ANTI-DILUTION PROVISIONS. The Conversion Price shall be subject to adjustment from time to time as hereinafter provided.

      5.2   ADJUSTMENT OF CONVERSION PRICE UPON ISSUANCE OF COMMON STOCK.

            5.2.1 (A) If and whenever after the date hereof the Company shall issue or sell any Common Stock for no consideration or for a consideration per share less than the Conversion Price, issue convertible securities other than this Note or the Second Note, issue warrants other than the Warrants issued as of the date hereof, grant stock options, or issue any other common stock equivalent (other than shares reserved for issuance to officers, employees, directors, consultants or advisors of the Company pursuant to existing stock option or restricted stock purchase plans) then, forthwith, upon such issue or sale, the Conversion Price shall be reduced (but not increased, except as otherwise specifically provided in Section 5.2.2), to the lower price per share (calculated as provided in this Section 5.2 to the nearest one-tenth of a cent) but in no event less than $0.01 per share.

            (B) Notwithstanding the provisions of this Section 5.2, no adjustment shall be made in the Conversion Price in the event that the Company issues, in one or more transactions, (i) Common Stock upon exercise of any options issued to officers, directors or employees of the Company pursuant to a stock option plan or an employment, severance or consulting agreement as now or hereafter in effect, in each case approved by the Board of Directors (provided that the aggregate number of shares of Common Stock which may be issuable, including options issued prior to the date hereof, under all such employee plans and agreements shall at no time exceed the number of such shares of Common Stock outstanding on the date hereof on a fully diluted basis that are issuable under currently effective employee plans and agreements); (ii) Common Stock upon conversion of this Note, the Second Note or any warrants issued pursuant to the terms of the OF Letter Agreement; (iii) Common Stock upon exercise of any stock purchase warrant or option (other than the options referred to in clause (i) above) or other convertible security outstanding on the date hereof; (iv) Common Stock issued as consideration in acquisitions (including warrants, options or convertible securities issued as consideration for an acquisition or to officers, directors or employees of the acquired entity in conjunction therewith); (vi) warrants or convertible notes pursuant to the transactions contemplated by that certain Amended and Restated Letter of Intent dated June 12, 2000, among Holder, the Company and St. James Capital Partners, L.P. or Common Stock issuable upon exercise of any such warrants or conversion of any such convertible notes or (vii) warrants pursuant to that certain Second Amendment to Amended and Restated Credit Agreement dated as of June 30, 2000, among the Company, Comerica Bank-Texas, National Bank of Canada, Hibernia National Bank and Comerica Bank-Texas as agent for such banks or Common Stock issuable upon exercise of any such warrants. In addition, for purposes of calculating any adjustment of the Conversion Price as provided in this Section 5.2, all of the shares of Common Stock issuable pursuant to any of the foregoing shall be assumed to be outstanding prior to the event causing such adjustment to be made.

      5.2.2 For purposes of this Section 5.2, the following shall be applicable:

            (A) ISSUANCE OF RIGHTS OR OPTIONS. In case at any time after the date hereof the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities") (other than warrants, options or convertible securities issued as consideration for or assumed in conjunction with an acquisition or to officers, directors, or employees of the acquired entity in conjunction therewith), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which shares of Common Stock are issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, or plus, in the case of such rights or options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Conversion Price in effect as of the date of granting such rights or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options shall be deemed to be outstanding as of the date of the granting of such rights or options and to have been issued for such price per share, with the effect on the Conversion Price specified in Section
      5.2.1 hereof. Except as provided in Section 5.2.2 hereof, no further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

            (B) CHANGE IN OPTION PRICE OR CONVERSION RATE. If: (i) the purchase price provided for in any right or option, (ii) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock shall be decreased (other than under or by reason of provisions designed to protect against dilution), the Conversion Price then in effect shall be decreased to the Conversion Price that would have been in effect had such rights, options or Convertible Securities provided for such changed purchase price, additional consideration or conversion rate at the time initially issued.

            (C) CONSIDERATION FOR STOCK. In case at any time Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration therefor shall be deemed to be the amount received by the Company therefor. In case at any time any Common Stock, Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration, as determined reasonably and in good faith by the Board of Directors of the Company. In case at any time any Common Stock, Convertible Securities or any rights or options to purchase any Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration received therefor shall be deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board of Directors may determine to be attributable to such Common Stock, Convertible Securities, rights or options as the case may be. In case at any time any rights or options to purchase any shares of Common Stock or Convertible Securities shall be issued in connection with the issuance and sale of other securities of the Company, together consisting of one integral transaction in which no consideration is allocated to such rights or options by the parties, such rights or options shall be deemed to have been issued without consideration.

            (D) RECORD DATE. In the case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or Convertible Securities, or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the Common Stock or Convertible Securities deemed to have been issued or sold as a result of the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

            (E) TREASURY SHARES. The number of shares of Common Stock outstanding at any given time shall not include shares owned directly by the Company in treasury, and the disposition of any such shares shall be considered an issuance or sale of Common Stock for the purpose of this
      Section 5.2.

      5.3 STOCK DIVIDENDS. In case the Company shall declare a dividend or make any other distribution upon any shares of the Company, payable in Common Stock or Convertible Securities, any Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

      5.4 STOCK SPLITS AND REVERSE SPLITS. In the event that the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Shares into which this Note may be converted immediately prior to such subdivision shall be proportionately increased, and conversely, in the event that the outstanding shares of Common Stock shall at any time be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased and the number of Shares into which this Note may be converted immediately prior to such combination shall be proportionately reduced. Except as provided in this Section 5.4 no adjustment in the Conversion Price and no change in the number of Shares shall be made under this Article V as a result of or by reason of any such subdivision or combination.

      5.5 REORGANIZATIONS AND ASSET SALES. If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation, merger or share exchange of the Company with another Person, or the sale, transfer or other disposition of all or substantially all of its assets to another Person shall be effected in such a way that holders of Common Stock shall be entitled to receive capital stock, securities or assets with respect to or in exchange for their shares, then the following provisions shall apply:

            5.5.1 As a condition of such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer or other disposition (except as otherwise provided below in Section 5.5.3), lawful and adequate provisions shall be made whereby the holder of this Note shall thereafter have the right to purchase and receive upon the terms and conditions specified in this Note and in lieu of the shares immediately theretofore receivable upon the exercise of the rights represented hereby, such shares of capital stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger, share exchange or sale not taken place, and in any such case appropriate provision reasonably satisfactory to such holder shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Conversion Price and of the number of shares receivable upon the exercise) shall thereafter be applicable, as nearly as possible, in relation to any shares of capital stock, securities or assets thereafter deliverable upon the exercise of this Note.

            5.5.2 In the event of a merger, share exchange or consolidation of the Company with or into another Person as a result of which a number of shares of common stock or its equivalent of the successor Person greater or lesser than the number of shares of Common Stock outstanding immediately prior to such merger, share exchange or consolidation are issuable to holders of Common Stock, then the Conversion Price in effect immediately prior to such merger, share exchange or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock.

            5.5.3 The Company shall not effect any such consolidation, merger, share exchange, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor Person (if other than the Company) resulting from such consolidation, share exchange or merger or the Person purchasing or otherwise acquiring such assets shall have assumed by written instrument executed and mailed or delivered to the Holder hereof at the last address of such Holder appearing on the books of the Company the obligation to deliver to such Holder such shares of capital stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to receive, and all other liabilities and obligations of the Company hereunder. Upon written request by the Holder hereof, such Successor Person will issue a new Note revised to reflect the modifications in this Note effected pursuant to this Section 5.5.

            5.5.4 If a purchase, tender or exchange offer is made to and accepted by the holders of 50% or more of the outstanding shares of Common Stock, the Company shall not effect any consolidation, merger, share exchange or sale, transfer or other disposition of all or substantially all of the Company's assets with the Person having made such offer or with any affiliate of such Person, unless prior to the consummation of such consolidation, merger, share exchange, sale, transfer or other disposition the holder hereof shall have been given a reasonable opportunity to then elect to receive upon the conversion of this Note either the capital stock, securities or assets then issuable with respect to the Common Stock or the capital stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer.

      5.6 ADJUSTMENT FOR ASSET DISTRIBUTION. If the Company declares a dividend or other distribution payable to all holders of shares of Common Stock in evidences of indebtedness of the Company or other assets of the Company (including, cash (other than regular cash dividends declared by the Board of Directors), capital stock (other than Common Stock, Convertible Securities or options or rights thereto) or other property), the Conversion Price in effect immediately prior to such declaration of such dividend or other distribution shall be reduced by an amount equal to the amount of such dividend or distribution payable per share of Common Stock, in the case of a cash dividend or distribution, or by the fair value of such dividend or distribution per share of Common Stock (as reasonably determined in good faith by the Board of Directors of the Company), in the case of any other dividend or distribution. Such reduction shall be made whenever any such dividend or distribution is made and shall be effective as of the date as of which a record is taken for purpose of such dividend or distribution or, if a record is not taken, the date as of which holders of record of Common Stock entitled to such dividend or distribution are determined.

      5.7 DE MINIMIS ADJUSTMENTS. No adjustment in the number of shares of Common Stock purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one share of Common Stock purchasable upon conversion of the Note and no adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least $.01 in the Conversion Price; provided, however, that any adjustments which by reason of this Section 5.7 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest full share or nearest one hundredth of a dollar, as applicable.

      5.8 NOTICE OF ADJUSTMENT. Whenever the Conversion Price or the number of Shares issuable upon the conversion of the Note shall be adjusted as herein provided, or the rights of the holder hereof shall change by reason of other events specified herein, the Company shall compute the adjusted Conversion Price and the adjusted number of Shares in accordance with the provisions hereof and shall prepare an Officer's Certificate setting forth the adjusted Conversion Price and the adjusted number of Shares issuable upon the conversion of this Note or specifying the other shares of stock, securities or assets receivable as a result of such change in rights, and showing in reasonable detail the facts and calculations upon which such adjustments or other changes are based. The Company shall cause to be mailed to the Holder hereof copies of such Officer's Certificate together with a notice stating that the Conversion Price and the number of Shares purchasable upon conversion of this Note have been adjusted and setting forth the adjusted Conversion Price and the adjusted number of Shares purchasable upon conversion of this Note.

      5.9   NOTIFICATIONS TO HOLDER. In case at any time the Company proposes:

                  (i) to declare any dividend upon its Common Stock payable in capital stock or make any special dividend or other distribution (other than cash dividends) to the holders of its Common Stock;

                  (ii) to offer for subscription pro rata to all of the holders of its Common Stock any additional shares of capital stock of any class or other rights;

                  (iii) to effect any capital reorganization, or
            reclassification of the capital stock of the Company, or consolidation, merger or share exchange of the Company with another Person, or sale, transfer or other disposition of all or substantially all of its assets; or

                  (iv) to effect a voluntary or involuntary dissolution, liquidation or winding up of the Company,

then, in any one or more of such cases, the Company shall give the Holder hereof
(a) at least 10 days (but not more than 90 days) prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, and (b) in the case of any such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days (but not more than 90 days) prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock, as the case may be, for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, as the case may be.

      5.10 COMPANY TO PREVENT DILUTION. If any event or condition occurs as to which other provisions of this Article are not strictly applicable or if strictly applicable would not fairly protect the exercise or purchase rights of this Note evidenced hereby in accordance with the essential intent and principles of such provisions, or that might materially and adversely affect the exercise or purchase rights of the holder hereof under any provisions of this Note, then the Company shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, so as to protect such exercise and purchase rights as aforesaid, and any adjustments necessary with respect to the Conversion Price and the number of shares purchasable hereunder so as to preserve the rights of the holder hereunder. In no event shall any such adjustment have the effect of increasing the Conversion Price as otherwise determined pursuant to this Article except in the event of a combination of shares of the type contemplated in Section 5.4 hereof, and then in no event to an amount greater than the Conversion Price as adjusted pursuant to Section 5.4 hereof.

                                   ARTICLE VI
                                    COVENANTS

      The Company covenants and agrees that, so long as this Note is outstanding:

      6.1 PAYMENT OF PRINCIPAL AND ACCRUED INTEREST. The Company will duly and punctually pay or cause to be paid the principal sum of this Note, together with interest accrued thereon from the date hereof to the date of payment, in accordance with the terms hereof.

      6.2 CORPORATE EXISTENCE. The Company will, and will cause each Subsidiary to, do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises unless failure to do so will not result in a material adverse effect on the business, assets or financial condition of the Company and its Subsidiaries, taken as a whole; provided, however, that the Company or a Subsidiary shall not be required to preserve any such right or franchise if it shall reasonably determine that the preservation thereof is no longer desirable in the conduct of its business.

      6.3 TAXES; CLAIMS; ETC. The Company will, and will cause each Subsidiary to, promptly pay and discharge all lawful taxes, assessments, and governmental charges or levies imposed upon it or upon its income or profits, or upon any of its properties, real, personal, or mixed, before the same shall become in default, as well as all lawful claims for labor, materials, and supplies or otherwise which, if unpaid, might become a lien or charge upon such properties or any part thereof, and which lien or charge will have a material adverse effect on the business of the Company; provided, however, that neither the Company nor any Subsidiary shall be required to pay or cause to be paid any such tax, assessment, charge, levy, or claim prior to institution of foreclosure proceedings if the validity thereof shall concurrently be contested in good faith by appropriate proceedings and if the Company shall have established reserves deemed by the Company adequate with respect to such tax, assessment, charge, levy, or claim.

      6.4 MAINTENANCE OF EXISTENCE AND PROPERTIES. The Company will, and will cause each Subsidiary to, keep its material properties in good repair, working order, and condition, ordinary wear and tear excepted, so that the business carried on may be properly conducted at all times in accordance with prudent business management.

      6.5 RESERVATION OF SHARES. The Company shall reserve at all times so long as all or any part of this Note remains outstanding, free from preemptive rights, out of its treasury Common Stock or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the conversion of this Note pursuant to Article IV hereof, a sufficient number of shares of Common Stock to provide for the conversion of this Note.

      6.6 NOTICE OF DEFAULTS. The Company will promptly notify the Holder in writing of the occurrence of (i) any Event of Default under this Note, and (ii) any event of default (or if any event of default would result upon any payment with respect to this Note) with respect to any Indebtedness as such event of default is defined therein or in the instrument under which it is outstanding, permitting holders to accelerate the maturity of such Indebtedness.

                                   ARTICLE VII
                                  MISCELLANEOUS

      7.1 CONSENT TO AMENDMENTS. This Note may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if and only if the Company shall obtain the written consent to such amendment, action or omission to act from the holders of a majority of the aggregate principal amount of this Note.

      7.2 BENEFITS OF NOTE; NO IMPAIRMENT OF RIGHTS OF HOLDER OF SENIOR INDEBTEDNESS. Nothing in this Note, express or implied, shall give to any Person, other than the Company, Holder, and their successors any benefit or any legal or equitable right, remedy or claim under or in respect of this Note.

      7.3 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Note contained by or on behalf of the Company and the Holder shall bind and inure to the benefit of the respective successors and assigns of the Company and the Holder.

      7.4 ASSIGNMENTS. Holder may sell, transfer and assign this Note and any rights hereunder upon written notice to the Company. Any lender to which Holder grants a security interest in this Note shall be entitled to exercise all remedies to which it is entitled by contract or by law, including (without limitation) transferring this Note into its own name or into the name of any purchaser at any sale undertaken in connection with enforcement by such lender of its remedies.

      7.5 NOTICE; ADDRESS OF PARTIES. Except as otherwise provided, all communications to the Company or Holder provided for herein or with reference to this Note shall be deemed to have been sufficiently given or served for all purposes on the third business day after being sent as certified or registered mail, postage and charges prepaid, to the following addresses: if to the Company: Industrial Holdings, Inc., 7135 Ardmore, Houston, Texas 77054, Attn: President, or at any other address designated by the Company in writing to Holder; if to Holder: SJMB, L.P., c/o SJMB, L.L.C., 777 Post Oak Boulevard, Suite 950, Houston, Texas 77056, Attn: John L. Thompson, or at any other address designated by Holder to the Company in writing.

      7.6 SEPARABILITY CLAUSE. In case any provision in this Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions in such jurisdiction shall not in any way be affected or impaired thereby; provided, however, such construction does not destroy the essence of the bargain provided for hereunder.

      7.7 GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the internal laws of the State of Texas (without regard to principles of choice of law).

      7.8 USURY. It is the intention of the parties hereto to conform strictly to the applicable laws of the State of Texas and the United States of America, and judicial or administrative interpretations or determinations thereof regarding the contracting for, charging and receiving of interest for the use, forbearance, and detention of money (hereinafter referred to in this Section 7.8 as "Applicable Law"). The Holder shall have no right to claim, to charge or to receive any interest in excess of the maximum rate of interest, if any, permitted to be charged on that portion of the amount representing principal which is outstanding and unpaid from time to time by Applicable Law. Determination of the rate of interest for the purpose of determining whether this Note is usurious under Applicable Law shall be made by amortizing, prorating, allocating and spreading in equal parts during the period of the actual time of this Note, all interest or other sums deemed to be interest (hereinafter referred to in this Section 7.8 as "Interest") at any time contracted for, charged or received from the Company in connection with this Note. Any Interest contracted for, charged or received in excess of the maximum rate allowed by Applicable Law shall be deemed a result of a mathematical error and a mistake. If this Note is paid in part prior to the end of the full stated term of this Note and the Interest received for the actual period of existence of this Note exceeds the maximum rate allowed by Applicable Law, Holder shall credit the amount of the excess against any amount owing under this Note or, if this Note has been paid in full, or in the event that it has been accelerated prior to maturity, Holder shall refund to the Company the amount of such excess, and shall not be subject to any of the penalties provided by Applicable Law for contracting for, charging or receiving Interest in excess of the maximum rate allowed by Applicable Law. Any such excess which is unpaid shall be canceled.

      7.9 COLLECTION FEES. If this Note is placed in the hands of an attorney for collection, and if it is collected through any legal proceedings at law or in equity or in bankruptcy, receivership or other court proceedings, the Company hereby undertakes to pay all reasonable costs and expenses of collection including, but not limited to, court costs and the reasonable attorney's fees of Holder.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed on the date first above written.

INDUSTRIAL HOLDINGS, INC.

By: _________________________________________
Name:   Michael N. Marsh
Title:  President and Chief Executive Officer

                       EXHIBIT "C" TO OF LETTER AGREEMENT

                         SUBORDINATED SECURITY AGREEMENT

      This SUBORDINATED SECURITY AGREEMENT ("AGREEMENT") dated as of June 30, 2000, is made by each of the entities set forth below the "Debtor" heading on the execution pages of this Agreement (collectively, the "DEBTORS" and individually, each a "DEBTOR") whose addresses are set forth on the execution pages hereof in favor of SJMB, L.P., a Delaware limited partnership ("SJMB") as agent (herein so called) (SJMB as Agent herein referred to as the "SECURED PARTY").

                                 WITNESSETH:

      WHEREAS, Industrial Holdings, Inc. ("IHI") and SJMB have entered into the following agreements: (1) that certain Reimbursement Agreement dated as of June 13, 2000, between IHI and SJMB (the "REIMBURSEMENT AGREEMENT"), pursuant to which the Company is required to issue to SJMB certain promissory notes (the "SUBORDINATED REIMBURSEMENT NOTES"); and (2) that certain Letter Agreement dated as of June 30, 2000, among IHI, SJMB, OF Acquisition, L.P., St. James Management, L.L.C. and Philform, Inc. (the "OF LETTER AGREEMENT"), pursuant to which, among other things, IHI shall issue one or more promissory notes to SJMB in the principal aggregate amount of $6,900,000 (whether one or more, the "OF NOTE", and together with the Subordinated Reimbursement Notes, the "NOTES"); all of the foregoing documents, together with all related documents referred to herein as the "TRANSACTION DOCUMENTS";

      WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated June 17, 1999, as amended (the "SENIOR CREDIT FACILITY"), among IHI as Borrower and Comerica Bank-Texas, National Bank of Canada and Hibernia National Bank as Lenders (the "SENIOR LENDERS"), IHI is indebted to the Senior Lenders as provided therein;

      WHEREAS, to secure IHI's obligations under the Senior Credit Facility, the Debtors have guaranteed such indebtedness and have granted a security interest to Comerica Bank-Texas, as Agent for the Senior Lenders (the "Agent") in and to certain assets of the Debtors;

      WHEREAS, SJMB and SJCP have agreed to subordinate their right of payment by IHI under the Transaction Documents, and any liens securing such obligations, and the right to exercise any remedy to the rights and liens of the Senior Lenders under the Senior Credit Facility (such liens referred to herein as the "Senior Liens") and the other agreements and documents referred to therein, all as more fully described in that certain Subordination Agreement dated the date hereof among IHI, SJMB, the Senior Lenders and the Agent (the "SUBORDINATION AGREEMENT"); and

      WHEREAS, Debtors will benefit directly from the execution of the Transaction Documents and wish to execute this Security Agreement in order to secure the obligations under the Transaction Documents.

      NOW THEREFORE, in consideration of the premises and in order to induce SJMB to enter into the Transaction Documents, the Debtors hereby agree as follows:

                                    ARTICLE I
                                SECURITY INTEREST

      1.1 SECURITY INTEREST. Subject to the superior rights of the Agent and the Senior Lenders in the Collateral and subject further to the terms of the Subordination Agreement, each Debtor hereby grants to Secured Party a lien and security interest (the "SECURITY INTERESTS") in all of such Debtor's right, title and interest in and to all assets of such Debtor, whether now owned or existing or hereafter arising or acquired and wherever arising or located, EXCEPT AS EXCLUDED ON SCHEDULE I HERETO, including, without limitation, the following property (such property being hereinafter sometimes collectively called the "COLLATERAL"):

            (a) All accounts (as defined in the Uniform Commercial Code as in effect on the date hereof in the State of Texas; PROVIDED that if by mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted pursuant hereto, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement is governed by the UCC as in effect in another jurisdiction, "UCC" means the UCC as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection) and whether or not included in such definition, all receivables, accounts receivable, lease receivables, contract rights, chattel paper, drafts, acceptances, instruments, writings evidencing a monetary obligation or a security interest or a lease of goods, general intangibles and other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such accounts, lease receivables, chattel paper, drafts, acceptances, instruments, writings evidencing a monetary obligation or a security interest or a lease of goods, general intangibles or obligations (any and all of the foregoing property being collectively called the "RECEIVABLES");

            (b) All inventory (as defined in the UCC) in all of its forms, wherever located, now or hereafter existing and whether acquired by purchase, merger or otherwise, and (whether or not included in such UCC definition) all raw materials, stores, tools, and work in process therefor, all finished goods, spare parts, service parts, and all materials used or consumed in the manufacturing, packing, shipping, advertising, selling, leasing or production thereof, including goods in which such Debtor has an interest in mass or joint or other interest or right of any kind and goods which are returned to or repossessed by such Debtor, and all accessions thereto and products thereof and documents therefor (any and all of the foregoing property being collectively called the "INVENTORY");

            (c) All general intangibles (as defined in the UCC) and whether or not included in such definition, to the maximum extent assignable pursuant to the terms thereof, all inventions, processes, production methods, proprietary information and know-how; all intellectual property rights; all business records, books, files, ledgers, documents and correspondence, confidential and otherwise, including market information, sales aids, customer and supplier lists, files, records and data; all accounting information and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; all computer software (including all source codes), data rights, documentation and associated license, escrow, support, maintenance and software development agreements now or hereafter held pertaining to the operations of such Debtor's business; all licenses and sublicenses, including any of such which relate to computer software; all consents, permits, variances now or hereafter held by such Debtor pertaining to operations or business now or hereafter conducted; all rights to receive return of deposits and trust payments; all rights to payment under letters of credit and similar agreements; all tax returns and refunds; all proceeds of any insurance, indemnity, warranty or guaranty; and all causes of action, whether arising out of a claim of tort or breach of contract and all rights, claims and warranties (any and all of the foregoing property being collectively called the "GENERAL INTANGIBLES");

            (d) All equipment (as defined in the UCC) and (whether or not included in such definition) all tangible personal property including all retail store, storage, office or facility equipment and other retail, manufacturing and research items, computer hardware, all vehicles, goods, machinery, chattels, tools, dies, jigs, molds, parts, machine tools, furniture, furnishings, fixtures, and supplies, of every nature, wherever located, all additions, accessories and improvements thereto and substitutions therefor and ail accessories, parts and equipment which may be attached to or which are necessary for the operation and use of such personal property or fixtures, whether or not the same shall be deemed to be affixed to, arise out of or relate to any real property owned or leased by such Debtor, together with all accessions thereto, and all rights under or arising out of present or future leases or contracts relating to the foregoing (any and all of the foregoing property being collectively called the "EQUIPMENT");

            (e) All motor vehicles, trailers or other vehicles now or hereafter required to be registered or licensed under the Texas Certificate of Title Act or any similar law in any other jurisdiction and as to which title thereto is evidenced by a certificate of title issued by a Governmental Authority (any and all of the foregoing property being collectively called the "TITLE VEHICLES");

            (f) All rights in and to all permits, licenses, authorizations, approvals, product and establishment registrations and approvals, certificates of convenience or necessity franchises, immunities, easements, consents, grants, ordinances and other rights, in each case now or hereafter granted by any Governmental Entity (as defined in the Reimbursement Agreement), pertaining to the operation of the business;

            (g) All sales orders, sales contracts, purchase orders, purchase contracts, operating agreements, management agreements, service agreements, development agreements, consulting agreements, leases and other contract rights and, to the extent they can lawfully be conveyed or assigned under express or implied warranties from providers of goods or services pertaining to the operation of the business (any and all of the foregoing property being collectively called the "CONTRACTS");

            (h) All letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including all national and multinational statutory invention registrations, patents (including letters patent; patent registrations and patent applications and any other patents which may issue on such application) including, without limitation, all those listed in SCHEDULE II hereto and including all reissues, continuations or extensions thereof and all rights therein provided by law, multinational treaties or conventions (any and all of the foregoing property being collectively called the "PATENTS");

            (i) All trademarks, trade names, service marks, trade dress, logos, including all good will associated therewith, whether or not registered, all registrations and recordings thereof, and all applications in connection therewith, including registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country throughout the world or any political subdivision thereof, including, without limitation, all those listed in Schedule III hereto and including all reissues, extensions or renewals thereof, and all written agreements granting any right to use any trademark or trademark registration and all rights therein provided by multinational treaties or conventions (any and all of the foregoing property being collectively called the "TRADEMARKS");

            (j) All instruments, chattel paper and letters of credit (each as defined in the UCC) and any other items including all promissory notes and other instruments held by and of the Debtors evidencing indebtedness owed to any of them by any Person, including, without limitation, any bills of sale, bills of lading and share certificates (any and all of the foregoing property being the "INSTRUMENTS");

            (k) All documents (as defined in the UCC) and other receipts covering, evidencing or presenting goods, including, without limitation, any bills of sale, bills of lading and share certificates;

            (l) All investment property (as defined in the UCC), and all interests of any kind in any partnerships, limited liability companies and any other entities in which such Debtor has any interest, legal, beneficial or otherwise;

            (m) All payments under insurance or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral; and

            (n) All products and proceeds of any and all of the foregoing Collateral.

      1.2 OBLIGATIONS. The Collateral shall secure the following obligations, indebtedness, and liabilities (all such obligations, indebtedness, and liabilities being hereinafter sometimes called the "Obligations"):

            (a) all obligations of IHI to SJMB under the Transaction Documents; and

            (b) the amendments, extensions, renewals, modifications, supplements and/or restatements of the foregoing.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

      To induce SJMB to enter into the Transaction Documents, Debtors represent and warrant to Secured Party that:

      2.1 TITLE. Except for the security interest granted herein and for Permitted Liens (as defined in the Transaction Documents), each Debtor owns, and with respect to Collateral acquired after the date hereof, each such Debtor will own, its respective Collateral free and clear of any lien, security interest, or other encumbrance.

      2.2 ACCOUNTS. Unless such Debtor has given Secured Party written notice to the contrary, whenever the security interest granted hereunder attaches to an account, such Debtor shall be deemed to have represented and warranted to Secured Party as to each and all of its accounts that (i) each account is genuine and in all respects what it purports to be, (ii) each account represents the legal, valid, and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services by such Debtor or the sale or lease of goods by such Debtor, (iii) the amount of each account represented as owing is the correct amount actually and unconditionally owing except for normal trade discounts granted in the ordinary course of business, and (iv) no account is subject to any offset, counterclaim, or other defense.

      2.3 FINANCING STATEMENTS. No financing statement, security agreement, or other lien instrument covering all or any part of the Collateral that is required to perfect a security interest therein is on file in any public office, except such financing statements, security agreements or lien instruments in favor of Comerica Bank-Texas and Heller Financial, Inc., or as disclosed on
SCHEDULE IV attached hereto.

      2.4 ORGANIZATION AND AUTHORITY. Each Debtor is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation. Each Debtor has the corporate power and authority to execute, deliver, and perform this Agreement, and the execution, delivery, and performance of this Agreement by such Debtor have been authorized by all necessary corporate action on the part of such Debtor and do not and will not violate any law, rule, or regulation or the articles of incorporation or bylaws of such Debtor and do not and will not conflict with, result in a breach of, or constitute a default under the provisions of any indenture, mortgage, deed of trust, security agreement, or other instrument or agreement pursuant to which such Debtor or any of its property is bound.

      2.5 PRINCIPAL PLACE OF BUSINESS. The principal place of business and chief executive office of each Debtor, and the office where each Debtor keeps its books and records, is located at the respective addresses as shown on SCHEDULE V hereto for the Debtors.

      2.6 LOCATION OF COLLATERAL. All inventory, machinery, and equipment of each Debtor are located at the respective locations specified for such Debtor on
SCHEDULE VI hereto.

                                   ARTICLE III
                                    COVENANTS

      Each Debtor covenants and agrees with Secured Party that until the Obligations are paid and performed in full:

      3.1 MAINTENANCE AND MARKING. Each Debtor shall maintain its equipment and machinery (which are part of the Collateral) in good operating condition and repair and shall not permit any waste or destruction of such Collateral or any part thereof. Each Debtor shall not use or permit the Collateral owned by it to be used in violation of any law or inconsistently with the terms of any policy of insurance. Each Debtor shall not use or permit the Collateral to be used in any manner or for any purpose that would impair the value of the Collateral or expose the Collateral to unusual risk. The Debtors will not change the identifying number of any item of Collateral except in accordance with a statement of new identifying number to be substituted therefor, which statement previously shall have been filed with the Secured Party.

      3.2 ENCUMBRANCES. No Debtor shall create, permit, or suffer to exist, and each Debtor shall defend the Collateral against, any lien, security interest, or other encumbrance on the Collateral except the security interest of Secured Party hereunder, the Senior Liens and other Permitted Liens, and shall defend such Debtor's rights in the Collateral and Secured Party's security interest in the Collateral against the claims of all persons and entities.

      3.3 MODIFICATION OF COLLATERAL. No Debtor shall do anything to impair the rights of Secured Party in the Collateral. Except as provided in the Transaction Documents and the Subordination Agreement, without the prior written consent of Secured Party, no Debtor shall grant any extension of time for any payment with respect to the Collateral, or compromise, compound, or settle any of the Collateral, or release in whole or in part any person or entity liable for payment with respect to the Collateral, or allow any credit or discount for payment with respect to the Collateral OTHER THAN normal trade discounts granted in the ordinary course of business and other than modifications of Receivables in the ordinary course of business, or release any lien, security interest, or assignment securing the Collateral, or otherwise amend or modify any of the Collateral.

      3.4 DISPOSITION OF COLLATERAL. Except as provided in the Transaction Documents and the Subordination Agreement, no Debtor shall sell, lease, or otherwise dispose of the Collateral or any part thereof without the prior written consent of Secured Party, except Debtors may sell inventory in the ordinary course of business.

      3.5 FURTHER ASSURANCES. Subject to the Senior Liens, at any time and from time to time, upon the request of Secured Party, and at the sole expense of such Debtor, such Debtor shall promptly execute and deliver all such further instruments and documents and take such further action as Secured Party may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as Secured Party may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Each Debtor shall promptly endorse and deliver to Secured Party all documents, instruments, and chattel paper that it now owns or may hereafter acquire.

      3.6 RISK OF LOSS; INSURANCE. Debtors shall be responsible for any loss of or damage to the Collateral. Debtors shall maintain the insurance coverage required by the Loan Agreement.

      3.7 WAREHOUSE RECEIPTS NON-NEGOTIABLE. Each Debtor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its inventory, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the UCC).

      3.8 INSPECTION. Each Debtor shall permit Secured Party and its representatives to examine or inspect the Collateral wherever located and to examine, inspect, and copy such Debtor's books and records at any reasonable time and as often as Secured Party may desire.

      3.9 MORTGAGEE'S AND LANDLORD WAIVERS. Each Debtor shall cause each mortgagee of real property owned by such Debtor and each landlord of real property leased by such Debtor to execute and deliver instruments satisfactory in form and substance to Secured Party by which such mortgagee or landlord waives its rights, if any, in the Collateral.

      3.10 TAXES. Each Debtor agrees to pay or discharge prior to delinquency all taxes, assessments, levies, and other governmental charges imposed on it or its property, except such Debtor shall not be required to pay or discharge any tax, assessment, levy, or other governmental charge if (i) the amount or validity thereof is being contested by such Debtor in good faith by appropriate proceedings diligently pursued, (ii) such proceedings do not involve any risk of sale, forfeiture, or loss of the Collateral or any interest therein, and (iii) adequate reserves therefor have been established in conformity with generally accepted accounting principles.

      3.11 NOTIFICATION. Each Debtor shall promptly notify Secured Party of (i) any lien, security interest, encumbrance, or claim made or threatened against the Collateral, and (ii) any material change in the Collateral, including, without limitation, any material damage to or loss of the Collateral.

      3.12 CORPORATE CHANGES. No Debtor shall change its name, identity, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless such Debtor shall have given Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by Secured Party to make each financing statement not seriously misleading. No Debtor shall change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by Secured Party to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

      3.13 LOCATION OF COLLATERAL. Unless permitted by the Senior Lenders, no Debtor shall move any of its equipment, machinery, or inventory from the locations specified herein without the prior written consent of Secured Party.

                                   ARTICLE IV
                             RIGHTS OF SECURED PARTY

      4.1 POWER OF ATTORNEY. Subject to the rights of the Agent and the terms of the Subordination Agreement, each Debtor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of such Debtor or in its own name, from and after the occurrence of any Event of Default (as defined in the Transaction Documents), to take any and all action and to execute any and all documents and instruments which Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, such Debtor hereby gives Secured Party the power and right on behalf of such Debtor and in its own name to do any of the following, without notice to or the consent of such Debtor:

                  (i) to demand, sue for, collect, or receive in the name of such Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

                  (ii) to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

                  (iii) to send requests for  verification  to account debtors and other obligors;

                  (iv) to notify post office authorities to change the address for delivery of mail of such Debtor to an address designated by Secured Party and to receive, open, and dispose of mail addressed to such Debtor; and

                  (v) (A) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct; (B) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action, or proceeding brought against such Debtor with respect to any Collateral; (F) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as Secured Party may determine; (H) to add or release any guarantor, endorser, surety, or other party to any of the Collateral or the Obligations;
            (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral or Obligations; (J) to insure, and to make, settle, compromise, or adjust claims under any insurance policy covering, any ofthe Collateral; and (K) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and such Debtor's expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve, or realize upon the Collateral and Secured Party's security interest therein.

      This power of attorney is a power coupled with an interest and shall be irrevocable. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on Secured Party solely to protect, preserve, and realize upon its security interest in the Collateral. Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or lien given to secure the Collateral.

      4.2 PERFORMANCE BY SECURED PARTY. If any Debtor fails to perform or comply with any of its agreements contained herein, Secured Party itself may, at its sole discretion, cause or attempt to cause performance or compliance with such agreement and the expenses of Secured Party, together with interest thereon at the overdue rate set forth in the Notes, shall be payable by Debtors to Secured Party on demand and shall constitute Obligations secured by this Agreement. Notwithstanding the foregoing, it is expressly agreed that Secured Party shall not have any liability or responsibility for the performance of any obligation of any Debtor under this Agreement.

      4.3 SETOFF PROPERTY HELD BY SECURED PARTY. Subject to the terms of the Subordination Agreement, Secured Party shall have the right to set off and apply against the Obligations, at any time and without notice to any Debtor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Secured Party to such Debtor whether or not the Obligations are then due. As additional security for the Obligations, each Debtor hereby grants Secured Party a security interest in all money, instruments, and other property of such Debtor now or hereafter held by Secured Party, including, without limitation, property held in safekeeping. In addition to Secured Party's right of setoff and as further security for the Obligations, each Debtor hereby grants Secured Party a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of such Debtor now or hereafter on deposit with or held by Secured Party and all other sums at any time credited by or owing from Secured Party to such Debtor. The rights and remedies of Secured Party hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Secured Party may have.

      4.4 ASSIGNMENT BY SECURED PARTY. Secured Party may from time to time assign the Obligations and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of Secured Party under this Agreement in relation thereto.

                                    ARTICLE V
                                     DEFAULT

      5.1 EVENTS OF DEFAULT. The occurrence of an Event of Default (as defined in the Transaction Documents) shall constitute an "Event of Default" hereunder.

      5.2 RIGHTS AND REMEDIES. Upon the occurrence of an Event of Default and subject to the terms of the Subordination Agreement, Secured Party shall have the following rights and remedies:

                  (i) Secured Party may declare all amounts due under the Notes or the Reimbursement Agreement or any part thereof immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by each Debtor; provided, however, that upon the occurrence of an Event of Default under Sections 14.1(f) or (g) of the Reimbursement Agreement, the Obligations shall become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by each Debtor.

                  (ii) In addition to all other rights and remedies granted to
            Secured Party in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof, Secured Party shall have all of the rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Secured Party may (A) without demand or notice to any Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (B) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit, or for future delivery. Upon the request of Secured Party, such Debtor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to such Debtor and Secured Party. Each Debtor agrees that Secured Party shall not be obligated to give more than ten (10) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Debtors shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees, legal expenses, and all other expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Agreement. Secured Party may apply the Collateral against the Obligations in such order and manner as Secured Party may elect in its sole discretion. Debtors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations. Each Debtor waives all rights of marshaling in respect of the Collateral.

                  (iii) Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.

                  (iv) Secured Party may exercise or cause to be exercised all voting rights and corporate powers in respect of the Collateral.

                  (v) In addition to the remedies set forth above, as to such
            Collateral subject to the laws of the State of Louisiana, the Secured Party shall have the following rights and remedies: Instead of exercising the power of sale herein conferred upon it, Secured Party may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. For the purposes of Louisiana executory process procedures, each Debtor does hereby acknowledge the Obligations and confess judgment in favor of the Secured Party for the full amount of the Obligations. The Debtors do, by these presents, consent and agree that upon the occurrence of an Event of Default it shall be lawful for the Secured Party to cause all and singular the Collateral to be seized and sold under executory or ordinary process, at the Secured Party's sole option, without appraisement, appraisement being hereby expressly waived, in one lot as an entirety or in separate parcels or portions as the Secured Party may determine, to the highest bidder, and otherwise exercise the rights, powers and remedies afforded herein and under applicable Louisiana law. Any and all declarations of fact made by authentic act before a Notary Public in the presence of two witnesses by a person declaring that such facts lie within his knowledge shall constitute authentic evidence of such facts for the purpose of executory process. The Debtors hereby waive in favor of the Secured
            Party: (a) the benefit of appraisement as provided in Louisiana Code of Civil Procedure Articles 2332, 2336, 2723 and 2724, and all other laws conferring the same; (b) the demand and three days delay accorded by Louisiana Code of Civil Procedure Articles 2639 and 2721; (c) the notice of seizure required by Louisiana Code of Civil Procedure Articles 2293 and 2721; (d) the three days delay provided by Louisiana Code of Civil Procedure Articles 2331 and

            2722; and (e) the benefit of the other provisions of Louisiana Code of Civil Procedure Articles 2331, 2722 and 2723, not specifically mentioned above. In the event the Collateral or any part thereof is seized as an incident to an action for the recognition or enforcement of this Agreement by executory process, ordinary process, sequestration, writ of fieri facias, or otherwise, the Debtor and the Secured Party agree that the court issuing any such order shall, if petitioned for by the Secured Party, direct the applicable sheriff to appoint as a keeper of the Collateral, the Secured Party or any agent designated by the Secured Party or any person named by the Secured Party at the time such seizure is effected. This designation is pursuant to Louisiana Revised Statutes 9:5136-9:5140.2 and the Secured Party shall be entitled to all the rights and benefits afforded thereunder as the same may be amended. It is hereby agreed that the keeper shall be entitled to receive as compensation, in excess of its reasonable costs and expenses incurred in the administration or preservation of the Collateral, an amount equal to $100 per day, payable on a monthly basis. The designation of keeper made herein shall not be deemed to require the Secured Party to provoke the appointment of such a keeper.

                                   ARTICLE VI
                                  MISCELLANEOUS

      6.1 EXPENSES; INDEMNIFICATION. Debtors agree to pay on demand all costs and expenses incurred by Secured Party in connection with the preparation, negotiation, and execution of the Agreement and any and all amendments, modifications, and supplements hereto. Debtors agree to pay and to hold Secured Party harmless from and against all fees and all excise, sales, stamp, and other taxes payable in connection with this Agreement or the transactions contemplated hereby. Debtors hereby indemnify Secured Party and each affiliate thereof and their respective officers, directors, employees, attorneys, and agents from, and holds each of them harmless against, any and all losses, liabilities, claims, damages, penalties, judgments, costs, and expenses (including attorneys' fees) to which any of them may become subject which directly or indirectly arise from or relate to (i) the negotiation, execution, delivery, performance, administration, or enforcement of this Agreement or any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof, (ii) any of the transactions contemplated by this Agreement or any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof, (iii) any breach by any Debtor of any representation, warranty, covenant, or other agreement contained in this Agreement or any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof, or (iv) any investigation, litigation, or other proceeding, including, without limitation, any threatened investigation, litigation, or other proceeding relating to any of the foregoing. Without limiting any provision of this Agreement or any other instrument, or agreement securing, evidencing, or relating to the Obligations or any part thereof, it is the express intention of the parties hereto that each person or entity to be indemnified under this Section shall be indemnified from and held harmless against any and all losses, liabilities, claims, damages, penalties, judgments, costs, and expenses (including attorneys' fees) arising out of or resulting from the sole or contributory negligence of the person or entity to be indemnified.

      6.2 NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

      6.3 SUCCESSORS AND ASSIGN. This Agreement shall be binding upon and inure to the benefit of Debtors and Secured Party and their respective heirs, successors, and assigns, except that Debtors may not assign any of its rights or obligations under this Agreement without the prior written consent of Secured Party.

      6.4 AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED BY DEBTORS IN CONNECTION WITH THE OBLIGATIONS EMBODY THE FINAL, ENTIRE AGREEMENT BETWEEN DEBTORS AND SECURED PARTY AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF AND MAY NOT BE CONTRADICTED OR

VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF ANY DEBTOR AND SECURED PARTY. THERE ARE NO ORAL AGREEMENTS BETWEEN ANY DEBTOR AND SECURED PARTY. THE PROVISIONS OF THIS AGREEMENT MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTIES HERETO.

      6.5 NOTICES. All notices and other communications provided for in this Agreement shall be given or made by telex, telegraph, telecopy, cable, or in writing and telexed, telecopied, telegraphed, cabled, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopy, subject to telephone confirmation of receipt, or delivered to the telegraph or cable office, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

      6.6 APPLICABLE LAW; VENUE; SERVICE OF PROCESS. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America (without reference to principles of conflicts of laws). This Agreement shall be performable for all purposes in Harris County, Texas. Any action or proceeding against under or in connection with this Agreement or any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof may be brought in any state or federal court in Harris County, Texas. Debtors hereby irrevocably
(i) submit to the nonexclusive jurisdiction of such courts, and (ii) waive any objection they may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum. Debtors agree that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 6.5 of this Agreement. Nothing in this Agreement or any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof shall affect the right of Secured Party to serve process in any other manner permitted by law or shall limit the right of Secured Party to bring any action or proceeding against Debtors or with respect to any of the Collateral in any state or federal court in any other jurisdiction. Any action or proceeding by Debtors against Secured Party shall be brought only in a court located in Harris County, Texas.

      6.7 HEADINGS. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

      6.8 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by Secured Party shall affect the representations and warranties or the right of Secured Party to rely upon them.

      6.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

      6.10 WAIVER OF BOND. In the event Secured Party seeks to take possession of any or all of the Collateral by judicial process, Debtors hereby irrevocably waive any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

      6.11 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render-unenforceable such provision in any other jurisdiction.

      6.12 CONSTRUCTION. Debtors and Secured Party acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Debtors and Secured Party.

      6.13 OBLIGATIONS ABSOLUTE. The obligations of Debtors under this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension, or renewal of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any release or subordination of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any exercise or failure to exercise any right, remedy, power, or privilege in respect of the Obligations.

      6.14 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, DEBTORS HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

      6.15 SECOND LIEN. Notwithstanding anything to the contrary contained herein, the liens granted by Debtors to Secured Party are secondary and inferior to those certain liens granted by Debtors to the Agent under the Senior Credit Facility.

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                                      G-42

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                    DEBTORS:

                                    INDUSTRIAL HOLDINGS, INC., a Texas
                                    corporation

                                    By:    ___________________________________
                                    Name:  ___________________________________
                                    Title: ___________________________________

                                    THE REX GROUP, INC., a Texas corporation

                                    By:    ___________________________________
                                    Name:  ___________________________________
                                    Title: ___________________________________

                                    REX MACHINERY SALES, INC., a Texas
                                    corporation d/b/a Rex/Paul's Machine/Sales


                                    By:    __________________________________
                                    Name:  __________________________________
                                    Title: __________________________________

                                    REX MACHINERY MOVERS, INC., a Texas
                                    corporation

                                    By:    __________________________________
                                    Name:  __________________________________
                                    Title: __________________________________

                                    FIRST TEXAS CREDIT CORPORATION, a Texas
                                    corporation

                                    By:    __________________________________
                                    Name:  __________________________________
                                    Title: __________________________________


                                    LANDRETH METAL FORMING, INC., a Texas
                                    corporation formerly known as Landreth
                                    Engineering Company

                                    By:    __________________________________
                                    Name:  __________________________________
                                    Title: __________________________________

                                    PIPELINE VALVE SPECIALTY, INC., a Texas
                                    corporation (f/k/a Industrial Municipal
                                    Supply Company)


                                    By:    __________________________________
                                    Name:  __________________________________
                                    Title: __________________________________

                                    BOLT MANUFACTURING CO., INC., a Texas
                                    corporation, d/b/a Walker Bolt Manufacturing
                                    Co., Inc.


                                    By:    __________________________________
                                    Name:  __________________________________
                                    Title: __________________________________

                                    LSS-LONE STAR-HOUSTON, INC., a Texas
                                    corporation

                                    By:    __________________________________
                                    Name:  __________________________________
                                    Title: __________________________________

                                    AMERICAN RIVET COMPANY, INC., an Illinois corporation

                                    By:    __________________________________
                                    Name:  __________________________________
                                    Title: __________________________________


                                    MANIFOLD VALVE SERVICES, INC., a Delaware corporation, d/b/a Rogers Equipment & Supply Company


                                    By:    __________________________________
                                    Name:  __________________________________
                                    Title: __________________________________

                                    PHILFORM, INC., a Michigan corporation

                                    By:    __________________________________
                                    Name:  __________________________________
                                    Title: __________________________________

                                    GHX, INCORPORATED, a Texas corporation

                                    By:    __________________________________
                                    Name:  __________________________________
                                    Title: __________________________________

                                    REGAL MACHINE TOOL, INC., a Texas
                                    corporation, f/k/a Rex Machine Tool, Inc.

                                    By:    __________________________________
                                    Name:  __________________________________
                                    Title: __________________________________

                                    WHIR ACQUISITION, INC., a Texas corporation, d/b/a Meritech Fastener Manufacturing

                                    By:    __________________________________
                                    Name:  __________________________________
                                    Title: __________________________________


                                    MOORES PUMP AND SERVICES, INC., a Louisiana corporation

                                    By:    __________________________________
                                    Name:  __________________________________
                                    Title: __________________________________

                                    GHX, INCORPORATED OF LOUISIANA, a Louisiana corporation

                                    By:    __________________________________
                                    Name:  __________________________________
                                    Title: __________________________________

                                    BEAIRD INDUSTRIES, INC., a Delaware
                                    corporation

                                    By:    __________________________________
                                    Name:  __________________________________
                                    Title: __________________________________

                                    UNITED WELLHEAD SERVICES, INC., a Texas
                                    corporation

                                    By:    __________________________________
                                    Name:  __________________________________
                                    Title: __________________________________

                                    A&B BOLT AND SUPPLY, INC., a Louisiana
                                    corporation

                                    By:    __________________________________
                                    Name:  __________________________________
                                    Title: __________________________________

                                    AMFLOW MASTER ENVIRONMENTAL, INC., a
                                    ________ corporation

                                    By:    __________________________________
                                    Name:  __________________________________
                                    Title: __________________________________

                                    LOSCO, INC., a Texas corporation

                                    By:    __________________________________
                                    Name:  __________________________________
                                    Title: __________________________________

                                    REX INTERNATIONAL CORPORATION, a Texas
                                    corporation

                                    By:    __________________________________
                                    Name:  __________________________________
                                    Title: __________________________________

                                    USC HOLDINGS, INC., a __________ corporation

                                    By:    __________________________________
                                    Name:  __________________________________
                                    Title: __________________________________

                                    XSUP CORPORATION, a Texas corporation (f/k/a
                                    Rex Supply Corporation)

                                    By:    __________________________________
                                    Name:  __________________________________
                                    Title: __________________________________

                                    XTEL CORPORATION, a Texas corporation

                                    By:    __________________________________
                                    Name:  __________________________________
                                    Title: __________________________________

                                    WELLHEAD RECYCLING, INC., a Texas
                                    corporation

                                    By:    __________________________________
                                    Name:  __________________________________
                                    Title: __________________________________

                                    Address for Notices (same for all Debtors):

                                    c/o Industrial Holdings, Inc.
                                    7135 Ardmore
                                    Houston, Texas 77054
                                    Attention: _____________________

                                    Fax No.:  713-749-9642
                                    Telephone No.:   713-747-1025


                                    SECURED PARTY:

                                    SJMB, L.P., a Delaware limited partnership, as Agent

                                      By: SJMB, L.L.C., General Partner

                                          By: _________________________
                                          Name: _______________________
                                          Title: ______________________

                                          Address for Notices:

                                          777 Post Oak Blvd., Suite 950
                                          Houston, Texas 77056
                                          Attention: John Thompson

                                          Fax No.: (713) 871-1028
                                          Telephone No.: (713) 871-0799

                       EXHIBIT "D" TO OF LETTER AGREEMENT

THE SECURITIES REPRESENTED BY THIS WARRANT AND THE COMMON STOCK ISSUABLE THEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW AND, ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS WARRANT MAY NOT BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS.

                                    WARRANTS

                           to Purchase Common Stock of

                            INDUSTRIAL HOLDINGS, INC.

                            Expiring on June 30, 2005

      This Warrant to Purchase Common Stock (the "Warrant") certifies that for value received, SJMB, L.P., a Delaware limited partnership (the "Holder") or its assigns, is entitled to subscribe for and purchase from the Company (as hereinafter defined), in whole or in part, 300,000 shares of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock (as hereinafter defined), at an initial Exercise Price (as hereinafter defined), subject, however, to the provisions and upon the terms and conditions hereinafter set forth. The number of shares of Common Stock purchasable hereunder and the Exercise Price therefor are subject to adjustment as hereinafter set forth. This Warrant and all rights hereunder shall expire at 5:00 p.m., Houston, Texas time, on June 30, 2005.

      As used herein, the following terms shall have the meanings set forth below:

      "COMPANY" shall mean Industrial Holdings, Inc., a Texas corporation, and shall also include any successor thereto with respect to the obligations hereunder, by merger, consolidation or otherwise.

      "COMMON STOCK" shall mean and include the Company's Common Stock, par value $.01 per share, authorized on the date of the original issue of this Warrant and shall also include (i) in case of any reorganization, reclassification, consolidation, merger, share exchange or sale, transfer or other disposition of assets of the character referred to in Section 3.5 hereof, the stock, securities provided for in such Section 3.5, and (ii) any other shares of common stock of the Company into which such shares of Common Stock may be converted.

      "EXERCISE PRICE" the initial purchase price for each share of Common Stock payable upon exercise of the Warrants shall be $1.25. The Exercise Price shall be adjusted from time to time pursuant to the provisions hereof.

      "MARKET PRICE" for any day, when used with reference to Common Stock, shall mean the price of said Common Stock determined as follows: (i) the last reported sale price for the Common Stock on such day on the principal securities exchange on which the Common Stock is listed or admitted to trading or if no such sale takes place on such date, the average of the closing bid and asked prices thereof as officially reported, or, if not so listed or admitted to trading on any securities exchange, the last sale price for the Common Stock on the National Association of Securities Dealers National Market System or Small Cap Market on such date, or, if there shall have been no trading on such date or if the Common Stock shall not be listed on such system, the average of the closing bid and asked prices in the over-the-counter market as furnished by any NASD member firm selected from time to time by the Company for such purpose, in each such case, unless otherwise provided herein, averaged over a period of ten
(10) consecutive Trading Days prior to the date as of which the determination is to be made; or (ii) if the Common Stock shall not be listed or admitted to trading or the closing bid and asked prices are unable to be furnished by an NASD member firm, as provided in clause (i) above, the fair market value of the Common Stock as determined in good faith by the Board of Directors of the Company.

      "OUTSTANDING," when used with reference to Common Stock, shall mean (except as otherwise expressly provided herein) at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company.

      "PERSON" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      "TRADING DAYS" shall mean any days during the course of which the principal securities exchange on which the Common Stock is listed or admitted to trading is open for the exchange of securities.

      "WARRANT SHARES" shall mean the shares of Common Stock purchased or purchasable by the holder hereof upon the exercise of the Warrants.

                                    ARTICLE I
                              EXERCISE OF WARRANTS

      1.1 METHOD OF EXERCISE. The Warrants represented hereby may be exercised by the holder hereof, in whole or in part, at any time and from time to time on or after the date hereof until 5:00 p.m., Houston, Texas time, on June 30, 2005. To exercise the Warrants, the holder hereof shall deliver to the Company, at the Warrant Office designated in Section hereof, (i) a written notice in the form of the Subscription Notice attached as an exhibit hereto, stating therein the election of such holder to exercise the Warrants in the manner provided in the Subscription Notice; (ii) payment in full of the Exercise Price (A) in cash or by bank check for all Warrant Shares purchased hereunder, or (B) through a "cashless" or "net-issue" exercise of each such Warrant ("Cashless Exercise"); the holder shall exchange each Warrant subject to a Cashless Exercise for that number of Warrant Shares determined by multiplying the number of Warrant Shares issuable hereunder by a fraction, the numerator of which shall be the difference between (x) the Market Price and (y) the Exercise Price for each such Warrant, and the denominator of which shall be the Market Price; the Subscription Notice shall set forth the calculation upon which the Cashless Exercise is based, or
(C) a combination of (A) and (B) above; and (iii) this Warrant. The Warrants shall be deemed to be exercised on the date of receipt by the Company of the Subscription Notice, accompanied by payment for the Warrant Shares and surrender of this Warrant, as aforesaid, and such date is referred to herein as the "Exercise Date". Upon such exercise, the Company shall, as promptly as practicable and in any event within ten (10) business days, issue and deliver to such holder a certificate or certificates for the full number of the Warrant Shares purchased by such holder hereunder, and shall, unless the Warrants have expired, deliver to the holder hereof a new Warrant representing the number of Warrants, if any, that shall not have been exercised, in all other respects identical to this Warrant. As permitted by applicable law, the Person in whose name the certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the Exercise Date and shall be entitled to all of the benefits of such holder on the Exercise Date, including without limitation, the right to receive dividends and other distributions for which the record date falls on or after the Exercise Date and the right to exercise voting rights.

      1.2 EXPENSES AND TAXES. The Company shall pay all expenses and taxes (including, without limitation, all documentary, stamp, transfer or other transactional taxes) other than income taxes attributable to the preparation, issuance or delivery of the Warrants and of the shares of Common Stock issuable upon exercise of the Warrants.

      1.3 RESERVATION OF SHARES. The Company shall reserve at all times so long as the Warrants remain outstanding, free from preemptive rights, out of its treasury Common Stock or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the exercise of the Warrants, a sufficient number of shares of Common Stock to provide for the exercise of the Warrants.

      1.4 VALID ISSUANCE. All shares of Common Stock that may be issued upon exercise of the Warrants will, upon issuance by the Company, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof and, without limiting the generality of the foregoing, the Company shall take no action or fail to take any action which will cause a contrary result (including, without limitation, any action that would cause the Exercise Price to be less than the par value, if any, of the Common Stock).

      1.5 AGREEMENT. The Warrants represented hereby are part of a duly authorized issuance and sale of warrants to purchase Common Stock issued and sold pursuant to that certain Letter Agreement dated as of June 30, 2000, among the Company, OF Acquisition, L.P., Philform, Inc. and Holder (the "Agreement"). The holder hereof shall be entitled to registration rights with respect to the underlying shares of Common Stock under the Securities Act and any applicable state securities or blue sky laws to the extent set forth in the Registration Rights Agreement between Holder and the Company dated as of June 30, 2000, as amended or modified (the "Registration Rights Agreement").

      1.6 ACKNOWLEDGMENT OF RIGHTS. At the time of the exercise of the Warrants in accordance with the terms hereof and upon the written request of the holder hereof, the Company will acknowledge in writing its continuing obligation to afford to such holder any rights (including, without limitation, any right to registration of the Warrant Shares) to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant; PROVIDED, HOWEVER, that if the holder hereof shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

      1.7 NO FRACTIONAL SHARES. The Company shall not be required to issue fractional shares of Common Stock on the exercise of this Warrant. If more than one Warrant shall be presented for exercise at the same time by the same holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of whole shares of Common Stock purchasable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section , be issuable on the exercise of this Warrant, the Company shall pay an amount in cash calculated by it to be equal to the Market Price of one share of Common Stock at the time of such exercise multiplied by such fraction computed to the nearest whole cent.

                                   ARTICLE II
                                    TRANSFER

      2.1 WARRANT OFFICE. The Company shall maintain an office for certain purposes specified herein (the "Warrant Office"), which office shall initially be the Company's offices at 7135 Ardmore, Houston, Texas 77054 and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in the continental United States as to which written notice has previously been given to the holder hereof. The Company shall maintain, at the Warrant Office, a register for the Warrants in which the Company shall record the name and address of the Person in whose name this Warrant has been issued, as well as the name and address of each permitted assignee of the rights of the registered owner hereof.

      2.2 OWNERSHIP OF WARRANTS. The Company may deem and treat the Person in whose name the Warrants are registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Article II. Notwithstanding the foregoing, the Warrants represented hereby, if properly assigned in compliance with this Article II, may be exercised by an assignee for the purchase of Warrant Shares without having a new Warrant issued.

      2.3 RESTRICTIONS ON TRANSFER OF WARRANTS. The Company agrees to maintain at the Warrant Office books for the registration and transfer of the Warrants. Subject to the restrictions on transfer of the Warrants in this Section 2.3, the Company, from time to time, shall register the transfer of the Warrants in such books upon surrender of this Warrant at the Warrant Office properly endorsed or accompanied by appropriate instruments of transfer and written instructions for transfer satisfactory to the Company. Upon any such transfer and upon payment by the holder or its transferee of any applicable transfer taxes, new Warrants shall be issued to the transferee and the transferor (as their respective interests may appear) and the surrendered Warrants shall be canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes and income taxes) and all other expenses and charges payable in connection with the transfer of the Warrants pursuant to this Section.

      2.3.1 RESTRICTIONS IN GENERAL. The holder of the Warrants agrees that it will not transfer the Warrants unless registration of such Warrant Shares under the Securities Act and any applicable state securities or blue sky laws has become effective or the holder has provided to the Company an opinion of counsel acceptable to the Company that such registration is not required. Prior to any transfer (other than the grant of a security interest) as provided herein, the transferor shall provide written notice to the Company and an opinion of counsel to the effect that the proposed transfer is exempt from registration under all applicable securities laws, all in form and substance reasonably satisfactory to the Company. Any lender or lenders to which the Holder grants a security interest in the Warrants shall be entitled to exercise all remedies to which it is entitled by contract or by law, including (without limitation) transferring the Warrants into its own name or into the name of any purchaser at any sale undertaken in connection with enforcement by such lender of its remedies.

      2.4 COMPLIANCE WITH SECURITIES LAWS. Subject to the terms of the Registration Rights Agreement, and notwithstanding any other provisions contained in this Warrant except Section 2.3.1, the holder hereof understands and agrees that the following restrictions and limitations shall be applicable to all Warrant Shares and to all resales or other transfers thereof pursuant to the Securities Act:

            2.4.1 The holder hereof agrees that the Warrant Shares shall not be sold or otherwise transferred unless the Warrant Shares are registered under the Securities Act and applicable state securities or blue sky laws or are exempt therefrom.

            2.4.2 A legend in substantially the following form will be placed on the certificate(s) evidencing the Warrant Shares:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
            REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW AND, ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS."

            2.4.3 Stop transfer instructions may be imposed with respect to the Warrant Shares so as to restrict resale or other transfer thereof, subject to this Section .

                                   ARTICLE III
                                  ANTI-DILUTION

      3.1 ANTI-DILUTION PROVISIONS. The Exercise Price shall be subject to adjustment from time to time as hereinafter provided.

      3.2   ADJUSTMENT OF EXERCISE PRICE UPON ISSUANCE OF COMMON STOCK.

            3.2.1 (A) If and whenever after the date hereof the Company shall issue or sell any Common Stock for no consideration or for a consideration per share less than the Exercise Price, issue convertible securities other than this Warrant, including other warrants, grant stock options, or issue any other common stock equivalent, then, forthwith upon such issue or sale, the Exercise Price shall be reduced (but not increased), to the price (calculated pursuant to this Section 3.2 to the nearest one-tenth of a cent) determined by dividing (x) an amount equal to the sum of (1) the aggregate number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Exercise Price plus
      (2) the consideration received by the Company upon such issue or sale by
      (y) the aggregate number of shares of Common Stock outstanding immediately after such issue or sale (calculated to the nearest one-tenth of a cent).

                  (B) Notwithstanding the provisions of this Section , no adjustment shall be made in the Exercise Price in the event that the Company issues, in one or more transactions, (i) Common Stock or convertible securities upon exercise of any options issued to officers, directors or employees of the Company pursuant to a stock option plan or an employment, severance or consulting agreement as now or hereafter in effect, in each case approved by the Board of Directors (provided that the aggregate number of shares of Common Stock which may be issuable, including options issued prior to the date hereof, under all such employee plans and agreements shall at no time exceed the number of such shares of Common Stock that are issuable under currently effective employee plans and agreements); (ii) Common Stock upon exercise of the Warrants or any other warrant issued pursuant to the terms of the Agreement or otherwise issued to the Holder; (iii) Common Stock upon exercise of any stock purchase warrant or option (other than the options referred to in clause
      (i) above) or other convertible security outstanding on the date hereof;
      (iv) Common Stock upon conversion of any obligation of the Company to the Holder; (v) Common Stock issued as consideration in acquisitions (including warrants, options or convertible securities issued as consideration for an acquisition or to officers, directors or employees of the acquired entity in conjunction therewith); or (vi) warrants or convertible notes pursuant to the transactions contemplated by that certain Amended and Restated Letter of Intent dated June 12, 2000, among Holder, the Company and St. James Capital Partners, L.P. or Common Stock upon exercise of such warrants or conversion of such convertible notes. In addition, for purposes of calculating any adjustment of the Exercise Price as provided in this Section , all of the shares of Common Stock issuable pursuant to any of the foregoing shall be assumed to be outstanding prior to the event causing such adjustment to be made.

            3.2.2 For purposes of this Section, the following Sections to inclusive, shall be applicable:

                  (A) ISSUANCE OF RIGHTS OR OPTIONS. In case at any time after the date hereof the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities") (other than warrants, options or convertible securities issued as consideration for or assumed in conjunction with an acquisition or to officers, directors or employees of the acquired entity in conjunction therewith), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which shares of Common Stock are issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, or plus, in the case of such rights or options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Exercise Price in effect as of the date of granting such rights or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options shall be deemed to be outstanding as of the date of the granting of such rights or options and to have been issued for such price per share, with the effect on the Exercise Price specified in Section hereof. Except as provided in Section hereof, no further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                  (B) CHANGE IN OPTION PRICE OR CONVERSION RATE. If: (i) the purchase price provided for in any right or option, (ii) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock shall be decreased (other than under or by reason of provisions designed to protect against dilution), the Exercise Price then in effect shall be decreased to the Exercise Price that would have been in effect had such rights, options or Convertible Securities provided for such changed purchase price, additional consideration or conversion rate at the time initially issued.

                  (C) CONSIDERATION FOR STOCK. In case at any time Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration therefor shall be deemed to be the amount received by the Company therefor. In case at any time any Common Stock, Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration, as determined reasonably and in good faith by the Board of Directors of the Company. In case at any time any Common Stock, Convertible Securities or any rights or options to purchase any Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration received therefor shall be deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board of Directors may determine to be attributable to such Common Stock, Convertible Securities, rights or options as the case may be. In case at any time any rights or options to purchase any shares of Common Stock or Convertible Securities shall be issued in connection with the issuance and sale of other securities of the Company, together consisting of one integral transaction in which no consideration is allocated to such rights or options by the parties, such rights or options shall be deemed to have been issued with consideration.

                  (D) RECORD DATE. In the case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or Convertible Securities, or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the Common Stock or Convertible Securities deemed to have been issued or sold as a result of the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (E) TREASURY SHARES. The number of shares of Common Stock outstanding at any given time shall not include shares owned directly by the Company in treasury, and the disposition of any such shares shall be considered an issuance or sale of Common Stock for the purpose of this Section .

      3.3 STOCK DIVIDENDS. In case the Company shall declare a dividend or make any other distribution upon any shares of the Company, payable in Common Stock or Convertible Securities, any Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

      3.4 STOCK SPLITS AND REVERSE SPLITS. In the event that the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in the event that the outstanding shares of Common Stock shall at any time be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced. Except as provided in this Section , no adjustment in the Exercise Price and no change in the number of Warrant Shares purchasable shall be made under this Article III as a result of, or by reason of, any such subdivision or combination.

      3.5 REORGANIZATIONS AND ASSET SALES. If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation, merger or share exchange of the Company with another Person, or the sale, transfer or other disposition of all or substantially all of its assets to another Person shall be effected in such a way that a holder of Common Stock of the Company shall be entitled to receive capital stock, securities or assets with respect to or in exchange for their shares, then the following provisions shall apply:

            3.5.1 As a condition of such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer or other disposition (except as otherwise provided below in this Section ), lawful and adequate provisions shall be made whereby the holder of Warrants shall thereafter have the right to purchase and receive upon the terms and conditions specified in this Warrant and in lieu of the Warrant Shares immediately theretofore receivable upon the exercise of the rights represented hereby, such shares of capital stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of Warrant Shares immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger, share exchange or sale not taken place, and in any such case appropriate provision reasonably satisfactory to such holder shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of Warrant Shares receivable upon the exercise) shall thereafter be applicable, as nearly as possible, in relation to any shares of capital stock, securities or assets thereafter deliverable upon the exercise of Warrants.

            3.5.2 In the event of a merger, share exchange or consolidation of the Company with or into another Person as a result of which a number of shares of Common Stock or its equivalent of the successor Person greater or lesser than the number of shares of Common Stock outstanding immediately prior to such merger, share exchange or consolidation are issuable to holders of Common Stock, then the Exercise Price in effect immediately prior to such merger, share exchange or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock.

            3.5.3 The Company shall not effect any such consolidation, merger, share exchange, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor Person (if other than the Company) resulting from such consolidation, share exchange or merger of the Person purchasing or otherwise acquiring such assets shall have assumed by written instrument executed and mailed or delivered to the holder hereof at the last address of such holder appearing on the books of the Company the obligation to deliver to such holder such shares of capital stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive, and all other liabilities and obligations of the Company hereunder. Upon written request by the holder hereof, such successor Person will issue a new warrant revised to reflect the modifications in this Warrant effected pursuant to this Section .

            3.5.4 If a purchase, tender or exchange offer is made to and accepted by the holders of 50% or more of the outstanding shares of Common Stock, the Company shall not effect any consolidation, merger, share exchange or sale, transfer or other disposition of all or substantially all of the Company's assets with the Person having made such offer or with any affiliate of such Person, unless prior to the consummation of such consolidation, merger, share exchange, sale, transfer or other disposition the holder hereof shall have been given a reasonable opportunity to then elect to receive upon the exercise of the Warrants either the capital stock, securities or assets then issuable with respect to the Common Stock or the capital stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer.

      3.6 ADJUSTMENT FOR ASSET DISTRIBUTION. If the Company declares a dividend or other distribution payable to all holders of shares of Common Stock in evidences of indebtedness of the Company or other assets of the Company (including, cash (other than regular cash dividends declared by the Board of Directors), capital stock (other than Common Stock, Convertible Securities or options or rights thereto) or other property), the Exercise Price in effect immediately prior to such declaration of such dividend or other distribution shall be reduced by an amount equal to the amount of such dividend or distribution payable per share of Common Stock, in the case of a cash dividend or distribution, or by the fair value of such dividend or distribution per share of Common Stock (as reasonably determined in good faith by the Board of Directors of the Company), in the case of any other dividend or distribution. Such reduction shall be made whenever any such dividend or distribution is made and shall be effective as of the date as of which a record is taken for the purpose of such dividend or distribution or, if a record is not taken, the date as of which holders of record of Common Stock entitled to such dividend or distribution are determined.

      3.7 DE MINIMIS ADJUSTMENTS. No adjustment in the number of shares of Common Stock purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one share of Common Stock purchasable upon an exercise of each Warrant and no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least $0.01 in the Exercise Price; provided, however, that any adjustments which by reason of this Section are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest full share or nearest one hundredth of a dollar, as applicable.

      3.8 NOTICE OF ADJUSTMENT. Whenever the Exercise Price or the number of Warrant Shares issuable upon the exercise of the Warrants shall be adjusted as herein provided, or the rights of the holder hereof shall change by reason of other events specified herein, the Company shall compute the adjusted Exercise Price and the adjusted number of Warrant Shares in accordance with the provisions hereof and shall prepare an Officer's Certificate setting forth the adjusted Exercise Price and the adjusted number of Warrant Shares issuable upon the exercise of the Warrants or specifying the other shares of stock, securities or assets receivable as a result of such change in rights, and showing in reasonable detail the facts and calculations upon which such adjustments or other changes are based, and shall obtain an opinion of the Company's independent accountants as to the correctness of such adjustments and calculations and to the effect that such adjustments and calculations have been made in accordance with the terms hereof. The Company shall cause to be mailed to the holder hereof copies of such Officer's Certificate and an independent accountants' opinion together with a notice stating that the Exercise Price and the number of Warrant Shares purchasable upon exercise of the Warrants have been adjusted and setting forth the adjusted Exercise Price and the adjusted number of Warrant Shares purchasable upon the exercise of the Warrants.

      3.9 NOTIFICATIONS TO HOLDERS. In case at any time the Company proposes:

            (i) to declare any dividend upon its Common Stock payable in capital stock or make any special dividend or other distribution (other than cash dividends) to the holders of its Common Stock;

            (ii) to offer for subscription pro rata to all of the holders of its Common Stock any additional shares of capital stock of any class or other rights;

            (iii) to effect any capital reorganization, or reclassification of the capital stock of the Company, or consolidation, merger or share exchange of the Company with another Person, or sale, transfer or other disposition of all or substantially all of its assets; or

            (iv) to effect a voluntary or involuntary dissolution, liquidation or winding up of the Company,

then, in any one or more of such cases, the Company shall give the holder hereof
(a) at least 10 days' (but not more than 90 days') prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, and (b) in the case of any such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days' (but not more than 90 days') prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock, as the case may be, for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, as the case may be.

      3.10 COMPANY TO PREVENT DILUTION. If any event or condition occurs as to which other provisions of this Article III are not strictly applicable or if strictly applicable would not fairly protect the exercise or purchase rights of the Warrants evidenced hereby in accordance with the essential intent and principles of such provisions, or that might materially and adversely affect the exercise or purchase rights of the holder hereof under any provisions of this Warrant, then the Company shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, so as to protect such exercise and purchase rights as aforesaid, and any adjustments necessary with respect to the Exercise Price and the number of Warrant Shares purchasable hereunder so as to preserve the rights of the holder hereunder. In no event shall any such adjustment have the effect of increasing the Exercise Price as otherwise determined pursuant to this Article III except in the event of a combination of shares of the type contemplated in Section hereof, and then in no event to an amount greater than the Exercise Price as adjusted pursuant to Section hereof.

                                   ARTICLE IV
                                  MISCELLANEOUS

      4.1 ENTIRE AGREEMENT. This Warrant, together with the Agreement and the Registration Rights Agreement, contains the entire agreement between the holder hereof and the Company with respect to the Warrant Shares purchasable upon exercise hereof and the related transactions and supersedes all prior arrangements or understandings with respect thereto.

      4.2 GOVERNING LAW. This warrant shall be governed by and construed in accordance with the laws of the State of Texas.

      4.3 WAIVER AND AMENDMENT. Any term or provision of this Warrant may be waived at any time by the party which is entitled to the benefits thereof and any term or provision of this Warrant may be amended or supplemented at any time by agreement of the holder hereof and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of this Warrant shall be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant shall not in any way effect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Warrant.

      4.4 ILLEGALITY. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

      4.5 COPY OF WARRANT. A copy of this Warrant shall be filed among the records of the Company.

      4.6 NOTICE. Any notice or other document required or permitted to be given or delivered to the holder hereof shall be in writing and delivered at, or sent by certified or registered mail to such holder at, the last address shown on the books of the Company maintained at the Warrant Office for the registration of this Warrant or at any more recent address of which the holder hereof shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by certified or registered mail to, the offices of the Company at 7135 Ardmore, Houston, Texas 77054 or such other address within the continental United States of America as shall have been furnished by the Company to the holder of this Warrant.

      4.7 LIMITATION OF LIABILITY; NOT STOCKHOLDERS. No provision of this Warrant shall be construed as conferring upon the holder hereof the right to vote, consent, receive dividends or receive notices (other than as herein expressly provided) in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price of any shares of Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

      4.8 EXCHANGE, LOSS, DESTRUCTION, ETC. OF WARRANT. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity or such other security in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of this Warrant, the Company will make and deliver a new warrant of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any warrant issued under the provisions of this
Section in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all taxes (other than securities transfer taxes or income taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of warrants pursuant to this Section.

      4.9 REGISTRATION RIGHTS. The Warrant Shares shall be entitled to such registration rights under the Securities Act and under applicable state securities laws as are specified in the Registration Rights Agreement.

      4.10 HEADINGS. The Article and Section and other headings herein are for convenience only and are not a part of this Warrant and shall not affect the interpretation thereof.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name as of June 30, 2000.

                                    INDUSTRIAL HOLDINGS, INC.

                                    By:   ____________________________________
                                          Michael N. Marsh,
                                          President and Chief Executive Officer

                               SUBSCRIPTION NOTICE

      The undersigned, the holder of the foregoing Warrant, hereby elects to exercise purchase rights represented thereby for, and to purchase thereunder, _______ shares of the Common Stock covered by such Warrant through a "cashless" or "net issue" exercise of such Warrant ("Cashless Exercise") pursuant to
Section 1.1 of such Warrant, and requests that certificates for such shares (and any other securities or other property issuable upon such exercise) be issued in the name of, and delivered to ________________.

The calculation upon which the Cashless Exercise is based is as follows:

(No. of Warrants) ((Market Price - Exercise Price)/Market Price) = No. of shares of Common Stock

      - OR -

      The undersigned, the holder of the foregoing Warrant, hereby elects to exercise purchase rights represented thereby for, and to purchase thereunder, _______ shares of the Common Stock covered by such Warrant, and herewith makes payment in full for such shares, and requests (a) that certificates for such shares (and any other securities or other property issuable upon such exercise) be issued in the name of, and delivered to ________________, and (b) if such shares shall not include all of the shares issuable as provided in such Warrant, that a new Warrant of like tenor and date for the balance of the shares issuable thereunder be delivered to the undersigned.

Signature: _____________________________________

Date: _________________________________________

                                   ASSIGNMENT

      For value received, _______________________, hereby sells, assigns, and transfers unto _________________________ the within Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________________ attorney, to transfer such Warrant on the books of the Company, with full power of substitution.

                                         _______________________________________


Date: _______________________________

                       EXHIBIT "E" TO OF LETTER AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (this "Registration Rights Agreement") is made as of June 30, 2000, by and between Industrial Holdings, Inc., a Texas corporation (the "Company"), and SJMB, L.P., a Delaware limited partnership ("SJMB" or "Purchaser").

      WHEREAS, pursuant to that certain Letter Agreement dated as of June 30, 2000 (the "Letter Agreement"), among the Company, SJMB, Philform, Inc., a wholly-owned subsidiary of the Company, and OF Acquisition L.P. ("OF"), the Company agreed to purchase from SJMB all of SJMB's right, title and interest in and to the limited partnership interests of OF;

      WHEREAS, SJMB will acquire from the Company, upon satisfaction of the conditions set forth in the Letter Agreement and consummation of the transactions contemplated therein, two 11% Subordinated Convertible Promissory Notes each in the original principal amount of $3,450,000 (the "Notes"), convertible into shares of the common stock, par value $0.01 per share, of the Company (the "Common Stock"), subject to adjustment (the "Notes Shares");

      WHEREAS, pursuant to the terms of the Letter Agreement, SJMB acquired from the Company as of this date Common Stock Purchase Warrants (the "OF Warrants") which may be exercised to initially acquire up to 300,000 shares of Common Stock, subject to adjustment (the "OF Warrant Shares", and together with the Notes Shares, the "Shares");

      WHEREAS, it is a condition precedent to SJMB's obligations under the Letter Agreement that the Company obtain shareholder approval of certain of the transactions contemplated thereunder and any other transactions in which the Company is engaged in which shareholder approval is required;

      WHEREAS, notwithstanding the failure of the Company to obtain the requisite shareholder approval of the Letter Agreement, the OF Warrants shall continue in full force and effect as outstanding obligations of the Company, subject to the terms and conditions of the agreements pursuant to which they were issued;

      WHEREAS, the Company wishes to grant the Purchaser certain registration rights in respect of the Shares, as set forth herein.

      NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      As used in this Agreement, the following terms shall have the meanings set forth below:

      1.1 "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

      1.2 "PURCHASER" shall mean SJMB, L.P., a Delaware limited partnership.

      1.3 "REGISTRABLE SECURITIES" shall mean the Shares, which includes any Common Stock or other capital stock of the Company issued or issuable at any time or from time to time, as more fully set forth in Article 5 of the Notes and
Article 3 of the OF Warrants. Shares of Common Stock that are Registrable Securities shall cease to be Registrable Securities upon any sale pursuant to a registration statement or the exemption from registration pursuant to Rule 144(k) (or successor Rule) under the Securities Act.

                                     EX-60

      1.4 The terms "REGISTER", "REGISTERED", and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering by the Commission of the effectiveness of such registration statement.

      1.5 "REGISTRATION EXPENSES" shall mean all expenses, other than Selling Expenses (as defined below), incurred by the Company in complying with this Registration Rights Agreement, including, without limitation, all registration, qualification and filing fees, exchange listing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

      1.6 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      1.7 "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Purchaser and, except as set forth above, all fees and disbursements of counsel for the Purchaser.

      1.8 "UNDERWRITTEN PUBLIC OFFERING" shall mean a public offering in which the Common Stock is offered and sold on a firm commitment basis through one or more underwriters, all pursuant to (i) an effective registration statement under the Securities Act and (ii) an underwriting agreement between the Company and such underwriters.

                                   ARTICLE II

                               REGISTRATION RIGHTS

      2.1   DEMAND REGISTRATION.

            2.1.1 At any time, a holder or holders of Registrable Securities holding in the aggregate at least 50% of the then existing Registrable Securities may make a one-time written demand upon the Company, to file, within 60 days after such written demand is made, with the Commission a registration statement covering the resale of the Registrable Securities, and any other shares subject to "piggy back" registration rights the holders of which comply with the requirements under any other registration rights agreements, on Form S-1, S-2 or S-3 (the "Registration Statement"). The Company shall use its reasonable best efforts to cause such Registration Statement to become effective as soon as practicable and to cause the Registrable Securities to be qualified in such state jurisdictions as the holders may reasonably request.

            2.1.2 Except as set forth herein, the Company shall take all reasonable steps necessary to keep the Registration Statement current and effective until the lesser of: (i) two years and (ii) until the Registrable Securities are transferable pursuant to Rule 144 under the Securities Act without the volume limitations set forth in such rule.

            2.1.3 If at any time the Company is requested to file the Registration Statement pursuant hereto, the Company (i) has previously initiated bona fide discussions with underwriters in preparation for a public offering of its securities and its underwriters reasonably believe (as evidenced by a letter to the Company) that such public offering would be materially adversely affected by the registration so requested, or (ii) is in possession of material information it reasonably deems advisable not to disclose in a registration statement, the Company may, by prompt notice, postpone the filing of the Registration Statement for so long as (x) its underwriters state in writing is necessary or (y) such information continues to be material and non-public, but in no event shall the Company delay filing of the Registration Statement if as a result thereof, the effective date of the Registration Statement would be delayed for longer than three

(3) months after the registration request; provided, however, that the Company shall have the right to postpone any filing pursuant to this Section 2.1.3 no more than one time.

            2.1.4 The Company shall be entitled to require that a holder or holders of Registrable Securities refrain from effecting any public sales or distributions of the Registrable Securities pursuant to a registration statement that has been declared effective by the Commission or otherwise, if the board of directors of the Company reasonably determines that such public sales or distributions would interfere in any material respect with any transaction involving the Company that the board of directors reasonably determines to be material to the Company. The board of directors shall, as promptly as practicable, give the holders of the Registrable Securities written notice of any such development. In the event of a request by the board of directors of the Company that the holders of Registrable Securities refrain from effecting any public sales or distributions of the Registrable Securities, the Company shall be required to lift such restrictions regarding effecting public sales or distributions of the Registrable Securities as soon as reasonably practicable after the board of directors shall reasonably determine public sales or distributions by the holders of the Registrable Securities shall not interfere with such transaction, PROVIDED, that in no event shall any requirement that the holders of Registrable Securities refrain from effecting public sales or distributions in the Registrable Securities extend for more than 90 days.

      2.2   PIGGYBACK REGISTRATION.

            2.2.1 Subject to the terms hereof, if at any time or from time to time the Company proposes to register any of its equity securities (except for registration statements on Forms S-8 or S-4 or otherwise relating to employee benefit plans or exchange offers), either for its own account or the account of a security holder and the holders of the Registrable Securities, the Company will promptly give to the holders of the Registrable Securities written notice thereof no less the 20 days prior to the filing of any registration statement; and include in such registration (and any related qualification under blue sky laws or other compliance), and in the underwriting involved therein, if any, such Registrable Securities as such holder may request in a writing delivered to the Company within 10 days after such holder's receipt of Company's written notice.

            2.2.2 The holders of the Registrable Securities may participate in any number of registrations until all of the Shares held by such holders have been distributed pursuant to a registration.

            2.2.3 If any registration statement is an Underwritten Public Offering, the right of the holders of the Registrable Securities to registration pursuant to this Registration Rights Agreement shall be conditioned upon such holder's participation in such reasonable underwriting arrangements as the Company shall make regarding the offering, and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein. The holders of the Registrable Securities and all other shareholders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Registration Rights Agreement, if the managing underwriter concludes in its reasonable judgment that the number of shares to be registered for selling shareholders (including the holders of Registrable Securities) would materially adversely effect such offering, the number of Shares to be registered, together with the number of shares of Common Stock or other securities held by other shareholders proposed to be registered in such offering, shall be reduced on a pro rata basis based on the number of Shares proposed to be sold by the holders of Registrable Securities as compared to the number of shares proposed to be sold by all stockholders. If the holders of Registrable Securities disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered not less than ten days before the effective date. The Registrable Securities excluded by the managing underwriter or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 120 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

            2.2.4 The Company shall have the right to terminate or withdraw any registration initiated by it under this Section prior to the effectiveness of such registration whether or not the holders of Registrable Securities have elected to include securities in such registration.

      2.3 EXPENSES OF REGISTRATION. All Registration Expenses shall be borne by the Company. Unless otherwise stated herein, all Selling Expenses relating to securities registered on behalf of the holders of the Registrable Securities shall be borne by the holders of the Registrable Securities.

      2.4 BEST REGISTRATION RIGHTS. If, on or after the date of this Registration Rights Agreement, the Company grants to any person with respect to any security issued by the Company or any of its Subsidiaries registration rights that provide for terms that are in any manner more favorable to the holder of such registration rights than the terms granted to the holders of Registrable Securities (or if the Company amends or waives any provision of any Agreement providing registration rights of others or takes any other action whatsoever to provide for terms that are more favorable to other holders than the terms provided to such holders) then this Registration Rights Agreement shall immediately be deemed amended to provide the holders of Registrable Securities with any (or all) of such more favorable terms as such holder shall elect to include herein.

      2.5 REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Registration Rights Agreement, the Company will keep the holders of the Registrable Securities advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, the Company will:

            2.5.1 prepare and file with the Commission a registration statement with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective until the distribution described in such registration statement has been completed;

            2.5.2 provide the holders of the Registrable Securities with a reasonable opportunity to review the registration statement before the filing of the registration statement with the Commission;

            2.5.3 with respect to an Underwritten Public Offering, furnish to each underwriter such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such underwriter may reasonably request in order to facilitate the public sale of the shares by such underwriter, and promptly furnish to each underwriter and the holders of Registrable Securities notice of any stop-order or similar notice issued by the Commission or any state agency charged with the regulation of securities, and notice of any Nasdaq or securities exchange listing;

            2.5.4 furnish, without charge, to each seller of Registrable Securities covered by such registration statement, such number of conformed copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus and, in each case, including all exhibits thereto and documents incorporated by reference therein) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities or other shares of Common Stock owned by such seller;

            2.5.5 promptly furnish to each underwriter, if any, and the holders of Registrable Securities notice of any stop-order or similar notice issued by the Commission or any state agency charged with the regulation of securities and take all reasonable actions required to prevent the entry of such stop-order or to remove it if entered;

            2.5.6 use its reasonable best efforts to register or qualify the Registrable Securities or other shares of Common Stock covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the holders of the Registrable Securities shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect and to do any and all other acts and things which may be reasonably necessary or advisable to enable the holders

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of the Registrable Securities to consummate the disposition in such jurisdictions of any such Registrable Securities or other shares of Common Stock owned by the holders of the Registrable Securities; PROVIDED, HOWEVER, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 2.5.6, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

            2.5.7 notify each holder of Registrable Securities, at a time when a prospectus relating to such Registrable Securities is required to be delivered under the Securities Act, of the occurrence of any event known to the Company as a result of which the prospectus included in such registration statement, as then in effect, contains an untrue statement of a material fact or omits to state any fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; and, at the request of any holder of Registrable Securities, the Company shall prepare and furnish such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

            2.5.8 during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 12(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

            2.5.9 on the prior written request of any holder of Registrable Securities, file such prospectus supplements or post-effective amendments to any registration statement filed pursuant to Article II hereof as may be required in connection with any transfer of the rights under this Registration Rights Agreement by such holder as permitted under Section 2.9 hereof.

      2.6   LISTING APPLICATION; MAINTENANCE OF LISTED STATUS.

            2.6.1 The Company shall, within ten (10) business days following the date hereof, file a supplemental listing application covering the Shares with The Nasdaq Stock Market, Inc.

            2.6.2 The Company shall use its reasonable best efforts to maintain its status as a listed company on the National Market System of The Nasdaq Stock Market, Inc. as such listing exists as of the date hereof. In the event the Company should be de-listed, for whatever reason, the Company agrees to use its reasonable best efforts to regain its status as a listed company on the National Market System of The Nasdaq Stock Market, Inc. or, if not available, the Small Cap Market.

      2.7   INDEMNIFICATION.

            2.7.1 To the extent permitted by law, the Company will indemnify each holder of Registrable Securities, each of its officers and directors and partners, and each person controlling each holder of the Registrable Securities within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to the extent such expenses, claims, losses, damages or liabilities arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other similar document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each holder of the Registrable Securities, each of its officers and directors and partners, and each person

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
controlling such holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by each holder of the Registrable Securities, such controlling person or such underwriter specifically for use therein. Notwithstanding the foregoing, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed with the Commission pursuant to the applicable rules of the Commission or in any supplement or addendum thereto, the indemnity agreement herein shall not inure to the benefit of any underwriter if a copy of the final prospectus filed pursuant to such rules, together with all supplements and addenda thereto, was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

            2.7.2 To the extent permitted by law, each holder of the Registrable Securities will, if securities held by such holder are included in the securities as to which such registration, qualification or compliance is being effected pursuant to terms hereof, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other person selling the Company's securities covered by such registration statement, each of such person's officers and directors and each person controlling such persons within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by each holder of the Registrable Securities of any rule or regulation promulgated under the Securities Act applicable to such holder and relating to action or inaction required of the holders of the Registrable Securities in connection with any such registration, qualification or compliance, and will reimburse the Company, such other persons, such directors, officers, persons, underwriters or control persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such holder specifically for use therein; provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of such holder of the Registrable Securities (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, the liability of such holder of the Registrable Securities under this subsection (b) shall be limited in an amount equal to the net proceeds from the sale of the shares sold by such holder of the Registrable Securities, unless such liability arises out of or is based on willful conduct by holder. In addition, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed pursuant to applicable rules of the Commission or in any supplement or addendum thereto, the indemnity agreement herein shall not inure to the benefit of the Company or any underwriter if a copy of the final prospectus filed pursuant to such rules, together with all supplements and addenda thereto, was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

            2.7.3 Notwithstanding the foregoing paragraphs (a) and (b) of this Section, each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party

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
required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or as to which the Indemnifying Party is asserting separate or different defenses, which defenses are inconsistent with the defenses of the Indemnified Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party shall consent to entry of any judgment or enter into any settlement without the consent of each Indemnifying Party.

            2.7.4 If the indemnification provided for in this Section is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and all shareholders offering securities in the offering (the "Selling Security Holders") on the other from the offering of the Company's securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Selling Security Holders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Selling Security Holders on the other shall be the net proceeds from the offering (before deducting expenses) received by the Company on the one hand and the Selling Security Holders on the other. The relative fault of the Company on the one hand and the Selling Security Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Selling Security Holders and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Security Holders agree that it would not be just and equitable if contribution pursuant to this Section were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions hereof. Notwithstanding the provisions of this Section, no Selling Shareholder shall be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the proceeds received by such Selling Shareholder. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      2.8   CERTAIN INFORMATION.

            2.8.1 The holders of the Registrable Securities agree, with respect to any Registrable Securities included in any registration, to furnish to the Company such information regarding such holder, the Registrable Securities and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

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
            2.8.2 The failure of the holders of the Registrable Securities to furnish the information requested pursuant to this Section shall not affect the obligation of the Company to the other Selling Security Holders who furnish such information unless, in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the legality of the Registration Statement or the underlying offering.

      2.9 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of Restricted Securities (used herein as defined in Rule 144 under the Securities Act) to the public without registration, the Company agrees to use its best lawful efforts to:

            2.9.1 make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times during which the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

            2.9.2 file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements); and

            2.9.3 so long as any holders of the Registrable Securities own any Restricted Securities (as defined in Rule 144 promulgated under the Securities
Act), to furnish to such holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and with regard to the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as such holder of the Registrable Securities may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any such securities without registration.

      2.10 TRANSFERABILITY. The rights conferred by this Agreement shall be freely transferable to a recipient of Registrable Securities that agrees to become a party to this Agreement subject to the same rights and obligations of the Purchaser hereunder.

      2.11 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Texas.

      2.12 ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof. This Agreement, or any provision hereof, may be amended, waived, discharged or terminated upon the written consent of the Company and the Purchaser.

      2.13 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger including Federal Express or similar courier service, addressed (a) if to the
Purchaser: SJMB, L.P., c/o SJMB, L.L.C., 777 Post Oak Blvd., Suite 950, Houston, Texas 77056, or at such other address as the Purchaser shall have furnished to the Company in writing, or (b) if to the Company: to Industrial Holdings, Inc., 7135 Ardmore, Houston, Texas 77054, or at such other address as the Company shall have furnished to the Purchaser. Each such notice or other communication shall for all purposes of this Agreement be treated as effective upon receipt.

      2.14 DELAYS OR OMISSIONS. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any

                                      G-67
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breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

      2.15 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

      2.16 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

      2.17 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

      2.18 SURVIVAL. The parties' various representations, warranties, covenants and agreements in this Agreement in this Agreement shall survive the execution and delivery of this Agreement and the performance hereof.

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
                          THE COMPANY'S SIGNATURE PAGE

      IN WITNESS WHEREOF, the Company has executed this Registration Rights Agreement effective upon the date first set forth above.

                                    INDUSTRIAL HOLDINGS, INC.


                                    By: ______________________
                                          Michael N. Marsh,
                                          President and Chief Executive Officer

                         THE PURCHASER'S SIGNATURE PAGE

      IN WITNESS WHEREOF, the Purchaser has signed this Registration Rights Agreement as of the date first written above.

                                    SJMB, L.P.

                                    By: SJMB, L.L.C., its sole General Partner

                                    By:________________________________________
                                          James Harrison,
                                          Vice President

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